SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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Catcher Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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CATCHER HOLDINGS, INC.

44084 Riverside Parkway

Leesburg, VA 20176

(703) 723-2700

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON AUGUST 22, 2007

TO THE STOCKHOLDERS OF CATCHER HOLDINGS, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Catcher Holdings, Inc., a Delaware corporation (the “Company”), will be held on August 22, 2007 at 9:30 a.m. local time at our offices at 44084 Riverside Parkway, Suite 320 Leesburg, Virginia 20176 for the following purposes:

1. Election of Directors. To elect four directors to hold office until the Company’s 2008 Annual Meeting of Stockholders and until their successors are elected and duly qualified. The Company’s present Board of Directors has nominated and recommends for election the following persons:

Robert H. Turner

Ira Tabankin

Harry Casari

Rear Admiral (retired) Cathal Flynn

2. Amendment to Certificate of Incorporation To approve an amendment to the Company’s Certificate of Incorporation to increase our authorized shares of common stock from 50,000,000 to 75,000,000 and the aggregate number of shares of capital stock from 51,000,000 to 76,000,000;

3. Amendment and Restatement of our 2005 Stock Incentive Plan. To approve the amendment and restatement of the Company’s 2005 Stock Incentive Plan to increase the authorized shares of our common stock for issuance thereunder from an aggregate of 2,219,000 shares to 5,000,000 shares.

4. Ratification of Independent Auditors. To ratify the appointment of Stonefield Josephson, Inc. as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2007.

5. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this Notice.

The Board of Directors has fixed the close of business on July 9, 2007 as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof. For ten days prior to the meeting, a complete list of stockholders entitled to vote at the meeting will be available for examination by any stockholder, for any purpose relating to the meeting, during ordinary business hours at our principal offices located at 44084 Riverside Parkway, Leesburg, Virginia.

Accompanying this Notice is a proxy. Whether or not you expect to be at our Annual Meeting, please complete, sign and date the enclosed proxy and return it promptly. If you plan to attend our Annual Meeting and wish to vote your shares personally, you may do so at any time before the proxy is voted.

All stockholders are cordially invited to attend the Annual Meeting.

By Order of the Board of Directors

Robert H. Turner
Chief Executive Officer

Leesburg, Virginia

July 20, 2007

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

To Be Held August 22, 2007

INFORMATION CONCERNING SOLICITATION AND VOTING

General

The enclosed proxy is solicited on behalf of the Board of Directors (the “Board of Directors” or the “Board”) of Catcher Holdings, Inc., a Delaware corporation (the “Company”, “we” or “us”), for use at the Annual Meeting of Stockholders to be held on August 22, 2007 at 9:30 a.m. local time (the “Annual Meeting”), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at our offices at 44084 Riverside Parkway, Suite 320 Leesburg, Virginia 20176. We intend to first mail this proxy statement and accompanying proxy card on or about July 20, 2007 to all stockholders entitled to vote at the Annual Meeting.

Solicitation

We will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of our stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of our stock for their costs of forwarding solicitation materials to such beneficial owners. Solicitation of proxies by mail may be supplemented by telephone or personal solicitation by directors, officers or our other regular employees. No additional compensation will be paid to directors, officers or other regular employees for such services.

Voting Rights and Outstanding Shares

Only holders of record of shares of our common stock and Series A Preferred Stock at the close of business on July 9, 2007 (the official record date) will be entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. At the close of business on July 9, 2007, we had outstanding and entitled to vote 20,167,777 shares of common stock and one (1) share of Series A Preferred Stock.

Each holder of record of shares of our common stock on the record date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting. Each holder of record of shares of our Series A Preferred Stock on the record date will be entitled to eight (8) votes for each share held on all matters to be voted upon at the Annual Meeting.

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of our outstanding shares entitled to vote are represented at the meeting, either in person or by proxy. All votes will be tabulated by the inspector of elections appointed for the meeting by our Board of Directors, who will tabulate affirmative and negative votes, abstentions and broker non-votes. Votes for and against, abstentions and broker non-votes will each be counted for determining the presence of a quorum.

Broker Non-Votes

A broker non-vote occurs when a broker submits a proxy card with respect to shares of common stock held in a fiduciary capacity (typically referred to as being held in “street name”), but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Routine matters include the election of directors, increases in authorized common stock for general corporate purposes and ratification of auditors. Non-routine matters include approval of and amendments to stock plans.

Voting and Revocability of Proxies

All valid proxies received before the Annual Meeting will be exercised. All shares represented by a proxy will be voted, and where a proxy specifies a stockholder’s choice with respect to any matter to be acted upon, the shares will be voted in accordance with that specification. If no choice is indicated on the proxy, the shares will be voted in favor of the proposal.

Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with our Chief Financial Officer at our principal executive offices located at 44084 Riverside Parkway, Suite 320 Leesburg, Virginia 20176, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

PROPOSAL 1

ELECTION OF DIRECTORS

Our Board of Directors currently consists of four members. The directors are elected at each annual meeting of stockholders and serve until the next annual meeting of stockholders and until their successors have been duly elected and qualified. The nominees for election by the stockholders are Robert H. Turner, Ira Tabankin, Harry Casari and Rear Admiral (Retired) Cathal Flynn, who are each members of our present Board of Directors.

A plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors is required to elect directors. If no contrary indication is made, proxies in the accompanying form are to be voted for our Board of Directors’ nominees or, in the event any of such nominees is not a candidate or is unable to serve as a director at the time of the election (which is not currently expected), for any nominee who shall be designated by our Board of Directors to fill such vacancy.

Information Regarding Directors

The information set forth below as to the nominees for director has been furnished to us by the nominees:

Nominees for Election to the Board of Directors

Name	Age	Present Position with the Company
Robert H. Turner	58	Director, Chairman and Chief Executive Officer

Ira Tabankin	57	Director, Vice-Chairman, President, Secretary and Chief Technical Officer

Harry L. Casari	70	Director

Rear Admiral (Retired) Cathal Flynn	68	Director

Robert H. Turner. Mr. Turner brings to us extensive telecommunications-industry experience. Mr. Turner became our CEO and a Director in February 2007. Prior to becoming our CEO Mr. Turner founded Turner Telecom Holdings Group, LLC in 1989. Mr. Turner had various consulting arrangements through Turner Telecom Holdings including the following: Mr. Turner has served since 2006 and currently continues to serve as a Director of Pandora Networks, Inc., a unified IP on demand VOIP communications and collaboration platform incorporating software and services. Starting in 2005, Mr. Turner was Executive Chairman of LastMile Communications, a London-based provider of secure, edge of the network wireless content delivery solutions. Prior to that, starting in 2003 Mr. Turner led the merger of IP Deliver (as Chair and CEO) with Proficient Networks to form InfiniRoute, the industry’s first carrier-neutral, fully-managed service, managing VoIP routing for wireline, wireless and emerging carriers. There, as Chief Executive, he was instrumental in the firm’s three rounds of raising capital. Mr. Turner also served as Chairman and Group Chief Executive, of Davnet Limited, and has held executive positions with EON Corp, TeleZone Inc., PTT Telecom Netherlands, US, Inc., and BellSouth Communications, Inc., where he was President and Chief Operating Officer. Turner began his career at AT&T Corporation, where he held senior roles in sales and marketing. Mr. Turner earned a BS and an MBA from University of South Carolina.

Ira Tabankin. Mr. Tabankin became a director, Secretary and Chief Technology Officer on May 4, 2005 and was appointed our President and Vice-Chairman on February 19, 2007. Mr. Tabankin has more than 30 years’ experience developing and launching new products for such companies as SHARP Electronics from August 1973 to December 1983 and March 1985 to September 1987, NovAtel Communications from October 1987 to May 1991, Robert Bosch from May 1991 to December 1996 and Cadence Design Services from February 1997 to March 1999. NovAtel, Robert Bosch and Cadence Design Services are publicly-traded companies. Prior to joining us, Mr. Tabankin was President and Chief Executive Officer of LCM Technologies, Inc., a company he founded in 2004 for purposes of developing the CATCHER™ device. From July 2002 until founding LCM Technologies, Inc. in March 2004, Mr. Tabankin was an independent consultant for his own company, IJT Consulting through which he provided consulting services to various clients. From March 1999 to July 2002, Mr. Tabankin was Chief Strategic Officer of Scanz Communications, Inc.

Harry L. Casari. Mr. Casari became a director on October 24, 2005. Mr. Casari is currently a private investor. He worked as a Certified Public Accountant for Ernst & Young LLP from 1969 until 1994 when he retired as a Partner. Mr. Casari received a BS degree in business administration from the University of Denver. He also serves as a member of the board of directors of Cohu, Inc., Meade Instruments Corp. and Orange 21 Inc., all of which are publicly-traded companies.

Rear Admiral (Retired) Cathal L. Flynn. Admiral Flynn became a director on June 24, 2005. Admiral Flynn began his naval career in 1960. In 30 years of active service, he served mainly in areas of naval special warfare, joint special operations, measures to combat terrorism, and international security affairs. Promoted to Rear Admiral in 1985, he served successively as Commander, Naval Security and Investigative Command (and concurrently as Assistant Director of Naval Intelligence for Counterintelligence and Anti-terrorism), Director of Plans and Policy, US Special Operations Command, and Deputy Assistant Secretary of Defense for Special Operations. After retiring in 1990, Admiral Flynn joined Science Applications International Corporation. He concurrently served on committees of the National Research Council and the Defense Science Board. From 1993 to 2000, Admiral Flynn was the Associate Administrator for Civil Aviation Security in the Federal Aviation Administration. Since early 2001, Admiral Flynn has acted as an independent consultant to numerous clients, in the area of civil aviation security. From 2001 to 2002, Admiral Flynn was a consultant to Argenbright Security, Inc, and was a non-voting member of the Board of that company. Since December 2004, Admiral Flynn has been a member of the Advisory Board of Isonics, Inc. Since May 2005, he has been a board member of SecureLogic Corporation. Isonics and SecureLogic are both publicly-traded companies.

Board Committees and Meetings

During the fiscal year ended December 31, 2006, the Board of Directors held twelve meetings and acted by unanimous written consent seven times. On October 24, 2005, the Board of Directors approved the formation of three standing committees: an Audit Committee; a Compensation Committee and a Nominating and Corporate Governance Committee.

Audit Committee. Mr. Casari is the chairman of our Audit Committee, and the other member of the Audit Committee is Admiral Flynn, who is a non-employee member of our Board of Directors. The Audit Committee held six meetings during the fiscal year ended December 31, 2006. The Audit Committee acts pursuant to a written charter.

The functions of the Audit Committee include:

•	Reviewing the results of the audit engagement with the independent auditors;

•	Reviewing the adequacy, scope and results of the internal accounting controls and procedures;

•	Reviewing the degree of independence of the auditors, as well as the nature and scope of our relationship with our independent auditors;

•	Reviewing the auditors’ fees; and

•	Recommending the engagement of auditors to the full Board of Directors.

We believe that the composition of our Audit Committee meets the criteria for independence under, and the functioning of our Audit Committee complies with the applicable requirements of, the Sarbanes-Oxley Act of 2002 and the rules and regulations of the Securities and Exchange Commission (the “SEC”). Our Board of Directors has determined that Mr. Casari is an audit committee financial expert, as defined by the rules of the SEC.

Compensation Committee. Mr. Casari is the chairman of our Compensation Committee, and the other member of the Compensation Committee is Admiral Flynn, who is a non-employee member of our Board of Directors. The Compensation Committee was established by the Board of Directors on October 24, 2005 and met four times during the fiscal year ended December 31, 2006. The Compensation Committee acts pursuant to a written charter.

The functions of the Compensation Committee include:

•

Reviewing and, as it deems appropriate, recommending to our Board of Directors, policies, practices and procedures relating to the compensation of our directors, officers and other managerial employees and the establishment and administration of our employee benefit plans;

•	Exercising authority under our employee benefit plans; and

•	Advising and consulting with our officers regarding managerial personnel and development.

The compensation of our executive officers is generally determined by the Compensation Committee, subject to applicable employment agreements. Our compensation programs are intended to enable the attraction, motivation, reward, and retention of the management talent required to achieve corporate objectives and thereby increase shareholder value. Our compensation policy is to provide incentives to our senior management to achieve both short-term and long-term objectives and to reward exceptional performance and contributions to the development of our business. To attain these objectives, the executive compensation program includes a competitive base salary, cash incentive bonuses, and stock-based compensation.

Nominating and Corporate Governance Committee. Admiral Flynn is the chairman of our Nominating and Corporate Governance Committee, and the other member of the Nominating and Corporate Governance Committee is Mr. Casari, who is a non-employee member of our Board of Directors. The Nominating and Corporate Governance Committee was established by the Board of Directors on October 24, 2005 and met one time during the fiscal year ended December 31, 2006. The Nominating and Corporate Governance Committee acts pursuant to a written charter.

The functions of the Nominating and Corporate Governance committee include:

•	Identifying and recommending to our Board of Directors individuals qualified to serve as the directors and on the committees of the Board of Directors;

•	Advising the Board of Directors with respect to matters of Board composition, procedures and committees;

•	Developing and recommending to the Board of Directors a set of corporate governance principles applicable to us and overseeing corporate governance matters generally; and

•	Overseeing the annual evaluation of the Board and our management.

During the fiscal year ended December 31, 2006, each member of the Board of Directors attended 75% or more the aggregate number of the meetings of the Board of Directors and of the committees on which he or she served, held during the period for which he was a director or committee member, respectively. We held an annual meeting of stockholders for the fiscal year ended December 31, 2006 on October 18, 2006.

Board Nominations

The Nominating and Governance Committee will consider director candidates recommended by stockholders. In considering candidates submitted by stockholders, the Nominating and Corporate Governance Committee will take into consideration the needs of the Board of Directors and the qualifications of the candidate. The Nominating and Governance Committee may also take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held. To have a candidate considered by the nominating and governance committee, a stockholder must submit the recommendation in writing and must include the following information:

•	the name of the stockholder;

•	evidence of the stockholder’s ownership of our common stock, including the number of shares owned and the length of time of ownership;

•	the name of the candidate;

•	the candidate’s resume or a listing of his or her qualifications to be one of our directors; and

•	the candidate’s consent to be named as a director if selected by the Nominating and Governance Committee and nominated by the Board of Directors.

Our directors believe that the minimum qualifications for service as one of our directors are that a nominee possess an ability, as demonstrated by recognized success in his or her field, to make meaningful contributions to the Board of Director’s oversight of the business and our affairs, an impeccable reputation of integrity and competence in his or her personal or professional activities. The Nominating and Governance Committee’s evaluation of potential candidates will be consistent with the Board of Director’s criteria for selecting new directors. Such criteria include an understanding of our business environment and the possession of such knowledge, skills, expertise, and diversity of experience so as to enhance the Board’s ability to manage and direct our affairs and business, including when applicable, to enhance the ability of committees of the Board of Directors to fulfill their duties and/or satisfy any independence requirements imposed by law, regulation or listing requirements.

The Nominating and Governance Committee may receive suggestions from current Board members, company executive officers, or other sources, which may be either unsolicited or in response to requests from the Nominating and Governance Committee for such candidates. The Nominating and Governance Committee also, from time to time, may engage firms that specialize in identifying director candidates. As described above, the nominating and governance committee will also consider candidates recommended by stockholders.

Once the Nominating and Governance Committee has identified a person as a potential candidate, the committee may collect and review publicly available information regarding the person to assess whether the person should be considered further. If the committee determines that the candidate warrants further consideration, the chairman of the Board of Directors or another member of the committee may contact the person. Generally, if the person expresses a willingness to be considered and to serve on the Board of Directors, the Nominating and Governance Committee may request information from the candidate, review the person’s accomplishments and qualifications and may conduct one or more interviews with the candidate. The committee may consider all such information in light of information regarding any other candidates that the committee might be evaluating for membership on the Board of Directors. In certain instances, committee members may contact one or more references provided by the candidate or may contact other members of the business community or other persons that may have greater first-hand knowledge of the candidate’s accomplishments. The Nominating and Governance Committee’s evaluation process does not vary based on whether or not a candidate is recommended by a stockholder, although, as stated above, the Board may take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held.

Communications with Directors

The Board of Directors has adopted a Stockholders Communications with Directors Policy.

Director Attendance at Annual Meetings

The Board of Directors has adopted a Board Member Attendance at Annual Meetings Policy. Each of our then-current directors attended the 2006 Annual Meeting of stockholders.

Code of Ethics

We have adopted a Code of Ethics that applies to our officers, employees and directors, including our principal executive officers, principal financial officers and principal accounting officers. The code of ethics sets forth written standards that are designated to deter wrongdoing and to promote:

•	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•	Full, fair, accurate, timely and understandable disclosure in reports and documents that a we file with, or submit to, the SEC and in other public communications made by us;

•	Compliance with applicable governmental laws, rules and regulations;

•	The prompt internal reporting of violations of the code to an appropriate person or persons identified in our code of ethics; and

•	Accountability for adherence to our code of ethics.

Corporate Governance Documents

Our company’s corporate governance documents, including the Code of Ethics, Audit Committee Charter, Compensation Committee Charter, Nominating and Corporate Governance Committee Charter, Stockholders Communications with Directors Policy and Board Attendance at Annual Meetings Policy are available, free of charge, on our website at www.catcherinc.com. Once on our home page, click on “Investor Relations,” where each of the respective corporate governance documents can be viewed. Please note, however, that the information contained on the website is not incorporated by reference in, or considered part of, this Proxy Statement. We will also provide copies of these documents, free of charge, to any stockholder upon written request to Investor Relations, Catcher Holdings, Inc., 44084 Riverside Parkway, Suite 320 Leesburg, Virginia 20176.

Board Member Independence

The Board of Directors has determined that, except for Messrs. Tabankin and Turner, all of the members of the Board of Directors are “independent” as independence is defined in the Nasdaq Stock Market qualification standards. Messrs. Tabankin and Turner are not considered independent because they are currently employed by us.

Report of the Audit Committee

The Audit Committee oversees our financial reporting process on behalf of our board of directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in our annual report with management, including a discussion of any significant changes in the selection or application of accounting principles, the reasonableness of significant judgments, the clarity of disclosures in the financial statements and the effect of any new accounting initiatives.

The Audit Committee reviewed with Stonefield Josephson, Inc., who are responsible for expressing an opinion on the conformity of these audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards, including the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, Communication with Audit Committees. In addition, the Audit Committee has discussed with Stonefield Josephson, Inc. their independence from management and our company, has received from Stonefield Josephson, Inc. the written disclosures and the letter required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has considered the compatibility of non-audit services with the auditors’ independence.

The Audit Committee met with Stonefield Josephson, Inc. to discuss the overall scope of their audit. The meetings with Stonefield Josephson, Inc. were held, with and without management present, to discuss the results of their examination, their evaluation of our internal controls and the overall quality of our financial reporting.

Based on the reviews and discussions referred to above, the Audit Committee has recommended to our board of directors that the audited financial statements be included in our Annual Report on Form 10-KSB for the year ended December 31, 2006. The Audit Committee and our board of directors also have recommended the ratification of the appointment of Stonefield Josephson, Inc. as our independent registered public accounting firm for 2007.

This Audit Committee Report is not soliciting material, is not deemed to be filed with the SEC, and is not incorporated by reference in any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made by us before or after the date hereof, regardless of any general incorporation language in any such filing, except to the extent we specifically incorporate this material by reference into any such filing.

The foregoing report has been furnished by the Audit Committee.

Harry L. Casari

Cathal L. Flynn

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH NOMINEE LISTED ABOVE.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the beneficial ownership of the shares of our common stock as of June 30, 2007, by (i) each person we know to be the beneficial owner of 5% or more of the outstanding shares of our common stock, (ii) each executive officer listed in the Summary Compensation Table, (iii) each of our directors, and (iv) all of our executive officers and directors as a group.

Except in cases where community property laws apply or as indicated in the footnotes to this table, we believe that each stockholder identified in the table possesses sole voting and investment power with respect to all shares of our common stock shown as beneficially owned by such stockholder. Except as otherwise indicated, the address of each of the persons in this table is c/o Catcher Holdings, Inc. 44084 Riverside Parkway, Suite 320 Leesburg, Virginia 20176.

Name of Beneficial Owner	Number of Shares Beneficially Owned		Percentage of Shares Beneficially Owned
Executive Officers and Directors:
R. Hal Turner	1,600,000	(8)	7.2%
Charles Sander	2,232,341	(12)	10.8%
Ira Tabankin	2,232,341	(1)	10.8%
Jeff Gilford	983,000	(9)	4.6%
Denis McCarthy	150,000		*
John Sutton	—	(11)	*
Harry L. Casari	60,000		*
Cathal Flynn	60,000		*
H. Clayton Foushee	—	(10)	*

5% Stockholders:
John Lemak	2,276,325	(13)	10.5%
4410 Bordeaux Ave.
Dallas, TX 75205
Agile Partners, LP	1,624,864	(3)	7.8%
3500 Alameda De Las Pulgas, Suite 20
Menlo Park, CA 94025
Sandor Capital Master Fund LP	1,976,325	(4)	7.3%
2828 Routh Street, Suite 500
Dallas, TX 75205
London Family Trust	1,249,864	(5)	6.0%
2 Aurora Drive
Montecito, CA 93108
Rawleigh Ralls	1,788,814	(6)	8.3%
744 Spruce Street
Boulder, CO 80302
Stephen Shea	1,175,000	(14)	5.4%
517 Boston Neck Rd.
Suffield, CT 06078
Kim Baker	1,175,000	(14)	5.4%
86 Chester Rd.
Middlefield, MA 01243
All directors and executive officers as a group (8 persons)	6,334,682	(7)	28.3%

*	Indicates beneficial ownership of less than 1% of the total outstanding common stock.
(1)	Includes 8 shares of common stock issuable upon the conversion of 1 share of Series A Preferred Stock that is convertible to 8 shares of common stock within 60 days after June 30, 2007.

(3)	Includes (i) 324,973 shares of common stock issuable upon the exercise of a Series B Warrant that is exercisable within 60 days of March 31, 2006; and (ii) 324,973 shares of common stock issuable upon the exercise of a Series C Warrant that is exercisable within 60 days of June 30, 2007. Scott Cummings has voting and dispositive power on behalf of Agile Partners, LP.
(4)	Includes (i) 250,000 shares of common stock issuable upon the exercise of a Series C Warrant that is exercisable within 60 days of June 30, 2007; (ii) 250,000 shares of common stock issuable upon the exercise of a Series E Warrant that is exercisable within 60 days of June 30, 2007; and (iii) 400,325 shares of common stock issuable upon the conversion of a Secured Convertible Promissory note that is convertible within 60 days of June 30, 2007. John Lemak has voting and dispositive power on behalf of Sandor Capital Master Fund, LP.
(5)	Includes (i) 249,973 shares of common stock issuable upon the exercise of a Series B Warrant that is exercisable within 60 days of June 30, 2007; and (ii) 249,973 shares of common stock issuable upon the exercise of a Series C Warrant that is exercisable within 60 days of June 30, 2007. Robert S. London has voting and dispositive power on behalf of London Family Trust.
(6)	Includes (i) 2,000 shares of common stock issuable upon the exercise of a Series D Warrant that is exercisable within 60 days of June 30, 2007; (ii) 349,974 shares of common stock issuable upon the exercise of a Series E Warrant that is exercisable within 60 days of June 30, 2007; and (iii) 507,906 share equivalents beneficially owned by Lacuna Hedge Fund, LLLP. Rawleigh Ralls has voting and dispositive power on behalf of Lacuna Hedge Fund, LLLP.
(7)	Includes (i) 8 shares of common stock issuable upon conversion of 1 share of Series A Preferred Stock convertible within 60 days of June 30, 2007; (ii) options to purchase an aggregate of 88,889 shares which are exercisable within 60 days of June 30, 2007 and (iii) 1,600,000 shares of restricted stock to be issued upon successful completion of certain Federal and state securities filings.
(8)	Includes 1,600,000 shares of restricted stock to be issued upon successful completion of certain Federal and state securities filings.
(9)	Includes (i) 65,000 shares of common stock issuable upon the exercise of a warrant that is exercisable within 60 days of June 30, 2007; and (ii) 918,000 shares of common stock issuable upon exercise of an option that is exercisable within 60 days of June 30, 2007. As of August 31, 2006, Jeff Gilford is no longer an executive officer of the Company.
(10)	As of December 31, 2006, Clayton Foushee is no longer a director of the Company.
(11)	As of August 31, 2006, John Sutton is no longer an officer of the Company.
(12)	As of May 8, 2007, Charles Sander is no longer an officer of the Company.
(13)	Includes (i) 50,000 shares of common stock issuable upon the exercise of a Series C Warrant that is exercisable within 60 days of June 30, 2007; (ii) 50,000 shares of common stock issuable upon the exercise of a Series E Warrant that is exercisable within 60 days of June 30, 2007; and (iii) 1,976,325 shares of common stock and share equivalents beneficially owned by Sandor Capital Master Fund, LP. John Lemak has voting and dispositive power on behalf of Sandor Capital Master Fund, LP.
(14)	Includes (i) 1,000,000 shares of common stock issuable upon the conversion of a Secured Convertible Promissory note that is convertible within 60 days of June 30, 2007.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Our Executive Officers

The following table sets forth information as to persons who serve as our executive officers as of June 30, 2007:

Name	Age	Position(s)
Robert H. Turner	58	Director, President and Chief Executive Officer

Ira Tabankin	57	Director, Secretary and Chief Technical Officer

Denis McCarthy	32	Chief Financial Officer

Charles Strasburger	47	Senior Vice President of Global Marketing and Sales

Gary Rogers	53	Vice President—Operations and Engineering

For information regarding Messrs. Turner and Tabankin, see “Proposal 1—Election of Directors.”

Denis McCarthy, Chief Financial Officer. Mr. McCarthy became our Chief Financial Officer on December 6, 2006. Prior to that, Mr. McCarthy served as both our Vice President of Finance and Director of Financial Reporting since December 2005. Prior to joining us, Mr. McCarthy was a Senior Manager for Vitale Caturano & Company, LTD, a public accounting firm, from September 2002 through November 2005. Prior to that time he was an Audit Senior with Arthur Andersen from December 1997 until June 2002. Mr. McCarthy is a certified public accountant and holds an MSA from Bryant University.

Charles Strasburger, Senior Vice President of Global Marketing and Sales. Mr. Strasburger became our Executive Vice President of Marketing and Sales on February 1, 2007. Mr. Strasburger brings with him more than two decades of technical, sales and business management experience. From May of 2003 through December 2005, Mr. Strasburger was formerly Founder, CEO and President of CyberShield Networks, Inc., a developer of high-end custom information security software solutions for financial services and government sectors. Prior to that, beginning in September 2004 he was Senior Vice President, Sales and Marketing of RISCManagement, Inc., a CRM and security solutions VAR, where he was responsible for managing international sales, marketing and business development divisions. Prior to RISCManagement, Inc., Mr. Strasburger was the interim CEO of iNexPath.Net, LLC starting in January 2003. From April 2001 until December 2002, he was the Southeastern Regional Manager of Sales, Pre-Sales and Strategic Allimies at Zixit Corporation. Prior to that he was a Regional Manager for Analytical Graphics, Inc, where he was instrumental in orchestrating and implementing products and services for NASA space programs. Mr. Strasburger began his career at IBM where he spent 12 years in sales and sales management roles. Mr. Strasburger earned his BS from the University of Alabama.

Gary Rogers, Vice President of Engineering and Operations Mr. Rogers became our Director of Project Management in April 2006 and our Vice President of Engineering and Operations in November 2006. Mr. Rogers has over 30 years experience developing products for such companies as, IBM and VTEL. Prior to joining us, Mr. Rogers was formally the Director of Engineering at VTEL Corporation from May of 2000 through March of 2005, President of Radeco Solutions from April of 2005 through April of 2006, founder and CTO of K-2 Software and DataWeaver Corporation and held various positions at IBM. DataWeaver Corporation provided Engineering Services to IBM, Worthington Industries, and VTEL. K-2 Software jointly developed VTEL’s first consumer PC video conferencing product, “The Personal Collaborator” and VTEL’s “Engineering Work Station 500” Series of Products.

Summary Compensation Table

The following table sets forth the compensation earned during the year ended December 31, 2006 by our former chief executive and of each executive whose annual compensation in the fiscal year ended December 31, 2006 exceeded $100,000. We refer to our Chief Executive Officer and these other executive officers as our “named executive officers” in this Proxy Statement.

Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus		Long-Term Compensation Award				All Other Compensation		Total Compensation
					Stock Award(s)		Option Awards
Charles Sander(1) Former President, Chief Executive Officer, And Director	2006	$265,234	$125,000						$45,480	(2)	$435,714

Ira Tabankin(3) President, Chief Technical Officer, Director and Secretary	2006	$227,063	$108,000						$21,550	(4)	$356,613

Jeff Gilford(5) Former Chief Financial Officer	2006	$154,225	$150,000		$369,000	(6)	—		$365,040	(7)	$1,038,265

Denis McCarthy(8) Chief Financial Officer	2006	$140,812	$25,000	(9)	—		$463,000	(10)	$15,040	(11)	$643,852

John Sutton(12) Former Vice President—Engineering, Catcher	2006	$180,011	$75,000		—		—		$9,033		$264,044

(1)	Mr. Sander’s employment commenced with Catcher effective May 4, 2005. Prior to that time, he received no compensation from us. See “Employment Agreements” below. Mr. Sander’s employment was terminated effective as of May 9, 2007.
(2)	Consists of insurance premiums of $13,150.08, tax reimbursements of $23,930.04, and a car allowance of $8,400.
(3)	Mr. Tabankin’s employment commenced with Catcher effective April 21, 2005. Prior to that time, he received no compensation from us. See “Employment Agreements” below. Mr. Tabankin was appointed President as of February 19, 2007.
(4)	Consists of insurance premiums of $13,150.08 and a car allowance of $8,400.
(5)	Mr. Gilford’s employment commenced with Catcher effective June 16, 2005. Prior to June 16, 2005, he received $22,326 in compensation from us in his capacity as a consultant and principal of Blackford Partners. See “Certain Relationships and Related Party Transactions” and “Employment Agreements” below. Mr. Gilford’s employment terminated as of August 31, 2006.
(6)	Compensation based on the trading price of the stock on the date of grant.
(7)	Consists of tax reimbursements of $50,000; insurance premiums of $15,040; and severance pay of $300,000.
(8)	Mr. McCarthy’s employment as Chief Financial Officer commenced effective December 7, 2006. From December 5, 2005 to December 6, 2006, he served as VP of Financial Reporting. Prior to December 5, 2005, Mr. McCarthy was employed by Vitale Caturano and Co. and served as the auditor for Catcher Holdings, Inc. See “Employment Agreements” below.
(9)	Represents a stay bonus paid in September 1, 2006.

(10)	Effective October 1, 2006 , we adopted Statement of Financial Accounting Standards No. 123 (revised 2004), Share Based Payments (SFAS 123R) using the modified prospective transition method. SFAS 123R requires all stock-based awards, including employee stock options, to be recognized in the income statement based on their fair values. The dollar amount represents the total compensation expense for stock option awards to be recognized in our financial statements over the requisite service period in accordance with SFAS 123R. For information regarding our valuation of option awards, refer to Note 10 to our Consolidated Financial Statements included in our Annual Report for the fiscal year ended December 31, 2006 on Form 10-KSB, filed with the SEC on May 21, 2007.
(11)	Consists of insurance premiums.
(12)	Mr. Sutton’s employment commenced effective as of April 21, 2005. Prior to that time, he received no compensation from us. Mr. Sutton’s employment was terminated effective August 31, 2006.

The Compensation Committee awarded cash bonuses to Messrs. Sander, Tabankin and Gilford in 2006 in the amounts of $125,000, $108,000 and $100,000 on a discretionary basis for accomplishments through April 2006. Messrs. Sander, Tabankin and Gilford’s employment agreements provided for participation in an executive bonus plan to be not less than fifty percent of their base salary upon achievement of certain goals to be determined by the board of directors.

Messrs. Sutton and McCarthy’s bonuses were paid out of a $100,000 discretionary fund set aside by the board for non-executive employees of Catcher, Inc.

The Compensation Committee awarded a cash bonus of $50,000 to Mr. Gilford to assist with a tax liability created by the vesting of restricted stock while Mr. Gilford was bound by a lock-up agreement on the stock and unable to sell a portion of stock to cover the required tax withholding.

Outstanding Equity Awards at December 31, 2006

The following table provides information with regard to equity awards granted to each named executive officer that were outstanding as of December 31, 2006.

Option Awards

Name	Number of Securities Underlying Unexercised Options			Option Exercise Price ($ / Sh) (1)	Option Expiration Date(2)
	# Exercisable	# Unexercisable
Charles Sander	—	—
Denis McCarthy	66,667	133,333	(3)	$4.00	12/8/2015
		100,000	(3)	$2.00	11/10/2016
John Sutton	—	—
Jeff Gilford	918,000	—	(4)	$3.74	6/23/2015	(5)
Ira Tabankin	—	—

(1)	The exercise price per share of options granted represents the fair market value of the underlying shares of common stock of the date the options were granted.
(2)	Such stock options expire ten years from the date of grant.
(3)	Options vest pursuant to the following schedule: 1/3 of the shares subject to the vest one year from the grant date and 1/36 of the shares will vest each month thereafter for the next 24 months.
(4)	See employment agreements below for the vesting of Mr. Gilford’s option grant.
(5)	Mr. Gilford’s employment was terminated effective August 31, 2006. Upon termination, Mr. Gilford’s options have a five year exercise period as provided in his employment agreement.

Equity Compensation Plans Information

Information about our equity compensation plans at December 31, 2006 that were either approved or not approved by our stockholders was as follows:

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights (a)		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by security holders	1,610,000		2.60	619,000
Equity compensation plans not approved by security holders	1,003,000	(1)	$3.74	—

Total	2,613,000		$3.74	619,000

(1)	This amount includes 918,000 options issued to Jeff Gilford which were approved by the board of directors on October 24, 2005 and are not subject to security holder approval. In addition, this amount includes 85,000 warrants issued to Blackford Partners, an affiliate of Mr. Gilford, which were approved by the board of directors on June 24, 2005 and are not subject to security holder approval.

Compensation of Directors

The following table summarizes compensation that our directors (other than directors who are named executive officers) earned during 2006 for services as members of our board of directors.

Name	Year	Fees Earned or Paid in Cash	Stock Awards(1)	Total
Harry Casari	2006	$12,000	$220,200	$232,200
	2005	$1,500	—	$1,500

Cathal Flynn	2006	$11,250	$220,200	$231,450
	2005	$3,500	—	$3,500

Dr. H. Clayton Foushee, Jr.(2)	2006	$11,500	$220,200	$231,700
	2005	$3,500	—	$3,500

(1)	Compensation is based on the trading price of the stock on the date of grant.
(2)	As of December 31, 2006, Dr. Foushee is no longer a director. Dr. Foushee forfeited the 60,000 shares he received in March 2006 as none had vested on the date he resigned from the board.

On October 24, 2005, our board of directors approved the following cash compensation terms for our non-employee directors: Non-employee directors will be paid a total of $1,500 per day for each day their services are required, including such parts of a day required for traveling to any meeting or other event for which their participation has been requested on our behalf, and additionally be reimbursed for all reasonable travel expenses incurred as a result of their participation. Non-employee directors also will be paid $500 for conference call participation.

On January 11, 2007, the board of directors approved the following compensation terms for non-employee directors: Non-employee directors will receive a $2,000 per month annual retainer, with chairs of committees receiving an additional $4,000 annual retainer and committee members receive an additional $1,000 annual retainer. Such retainers will be paid in installments quarterly. Finally, each year non-employee directors receive a grant of an option to acquire 10,000 shares of our common stock, which vests at the end of each year, with acceleration of vesting upon the occurrence of a Change in Control (as that term is defined in our 2005 Stock Incentive Plan).

Employment Agreements and Change in Control Agreements

Catcher, Inc. entered into an employment agreement with Charles Sander effective as of April 21, 2005 pursuant to which Mr. Sander was employed as our Chief Executive Officer of Catcher Holdings, Inc. and the Chief Executive Officer of Catcher, Inc. Mr. Sander’s base salary was $275,000 per annum. Mr. Sander was entitled to participate in Catcher, Inc.’s bonus program which was dependent upon the achievement of certain milestones and to participate in any stock option plan that we may have had in effect for executive employees of Catcher, Inc. Had his employment agreement been terminated under certain circumstances, Mr. Sander would have been entitled to severance payments equal to up to two years (or the remainder of the contract term, if greater) of his base salary and bonus. Effective July 29, 2005, but retroactive to the commencement of Mr. Sander’s employment with us, we agreed to amend his employment agreement to provide that retroactive to May 4, 2005, Mr. Sander was entitled to a $20,000 signing bonus, a car allowance of $700 per month and reimbursement of reasonable and necessary business expenses incurred by Mr. Sander in accordance with our reimbursement policies. On February 19, 2007, Mr. Sander resigned as our Chief Executive Officer and the Chief Executive Officer of Catcher, Inc. to become Vice President of International Sales.

On May 9, 2007, we received a letter of resignation from our former CEO Charles Sander. The letter alleged that Mr. Sanders was resigning for good reason as defined in his employment agreement and would be seeking compensation under his employment agreement. We are in the process of reviewing Mr. Sander’s claims and no determination has been made at this time.

Catcher, Inc. entered into an employment agreement with Ira Tabankin effective as of April 21, 2005 pursuant to which Mr. Tabankin is employed as our Chief Technology Officer and Chairman and the Chief Technology Officer of Catcher, Inc. The current term of the agreement expires April 21, 2008 but will be automatically renewed for additional three-year periods until either party gives the other party written notice of its intent not to renew at least 60 days prior but no more than 90 days prior to the end of the term. Mr. Tabankin’s base salary is $238,000 per annum. Mr. Tabankin is entitled to participate in Catcher, Inc.’s bonus program which will be dependent upon the achievement of certain milestones and to participate in any stock option plan that we may have in effect for executive employees of Catcher, Inc. If his employment agreement is terminated under certain circumstances, Mr. Tabankin will be entitled to severance payments equal to up to two years (or the remainder of the contract term, if greater) of his base salary and bonus and a royalty equal to 1% of Catcher, Inc.’s gross income for a period of three years following the termination of employment. Effective July 29, 2005, but retroactive to the commencement of Mr. Tabankin’s employment with us, we agreed to amend his employment agreement to provide that retroactive to May 4, 2005, Mr. Tabankin will be entitled to a $20,000 signing bonus, a car allowance of $700 per month and reimbursement of reasonable and necessary business expenses incurred by Mr. Tabankin in accordance with our reimbursement policies. On February 19, 2007, Mr. Tabankin resigned as Chairman, remaining a Director and our Chief Technology Officer and the Chief Technology Officer Catcher, Inc.

Catcher, Inc. entered into an employment agreement with Jeff Gilford effective as of June 16, 2005 pursuant to which Mr. Gilford was employed as our Chief Financial Officer and the Chief Financial Officer Catcher, Inc. The agreement terminated on August 31, 2006. Mr. Gilford was entitled to receive an annual base salary of $200,000 and to participate in any incentive bonus program adopted for executive employees during the period of his employment, provided that, in no event would such incentive bonus program provide for a bonus of less than 50% of Mr. Gilford’s base salary at that time assuming achievement of certain goals agreed between Catcher, Inc. and the Board of Directors. In addition, Mr. Gilford was paid a one-time signing bonus of $15,000 not part of any incentive bonus program or yearly bonus. On June 24, 2005, we granted to Mr. Gilford options to purchase 918,000 shares of our common stock at an exercise price of $3.74 vesting over three years in three separate tranches consisting of (1) a first tranche of 580,000 shares, 25% of which vested on June 16, 2005 with the remaining 75% vesting monthly, pro rata each month, over the three year period following June 16, 2005, (2) a second tranche of 193,000, 25% of which vested on June 16, 2006, with the remaining 75% vesting monthly, pro rata each month, over the three year period following June 16, 2006 and (3) a third tranche of 145,000 shares, 25% of which would vest on June 16, 2007 with the remaining 75% vesting monthly, pro rata each month, over the three year period following June 16, 2007. Under the agreement, if Mr. Gilford’s employment had been terminated without Cause or for Good Reason (as each of those terms are defined in the Employment Agreement), any unvested options in a tranche that had commenced to vest would have immediately vested. If his employment agreement had been terminated under certain circumstances, Mr. Gilford would have been entitled to severance payments equal to up to 18 months (or the remainder of the contract term, if greater) of his base salary and bonus.

On August 31, 2006, we terminated the employment of Mr. Gilford, who was entitled to salary and other benefits upon termination of his employment agreement. On October 6, 2006, we entered into a Settlement Agreement with Mr. Gilford which provided for the payment of $200,000 on March 1, 2007 and $100,000 on or before June 1, 2007 in exchange for the receipt of a general release of claims against us including any future rights under his employment agreement.

In addition, the Settlement Agreement ratified the acceleration of the vesting date for Mr. Gilford’s 50,000 restricted shares and remaining unvested portion of the 918,000 options granted on October 24, 2005 consisting of 547,542 options to August 31, 2006. We recorded approximately $1,168,000 of compensation expense related to the vesting of these shares and options during the three and nine months ended September 30, 2006.

Catcher, Inc. entered into an employment agreement with John Sutton effective as of April 21, 2005 pursuant to which Mr. Sutton was employed as the Vice President—Engineering of Catcher, Inc. The agreement was terminated on August 31, 2006. Mr. Sutton’s base salary was $150,000 per annum. Mr. Sutton was entitled to participate in Catcher, Inc.’s bonus program which was dependent upon the achievement of certain milestones and to participate in any stock option plan that would have been in effect for executive employees of Catcher, Inc. If his employment agreement had been terminated under certain circumstances, Mr. Sutton would have been entitled to severance payments equal to up to six months (or the remainder of the contract term, if greater) of his base salary and bonus. Effective July 29, 2005, but retroactive to the commencement of Mr. Sutton’s employment with us, we agreed to amend his employment agreement to provide that retroactive to May 4, 2005, Mr. Sutton was entitled to a car allowance of $600 per month and reimbursement of reasonable and necessary business expenses incurred by Mr. Sutton in accordance with our reimbursement policies.

On August 31, 2006, we entered into a Separation and Release Agreement with Mr. Sutton. The Separation Agreement provides Mr. Sutton with certain benefits in exchange for, among other things, the receipt of a general release of claims against us including any future rights under his employment agreement. Pursuant to the terms of the Separation Agreement, we agreed to pay the Mr. Sutton $55,000 in separation pay and to pay for up to four months of health insurance coverage.

On February 1, 2007, we entered into an Executive Employment Agreement with Denis McCarthy, our Chief Financial Officer. Under the Employment Agreement, we pay Mr. McCarthy an annual base salary of $200,000 and he is eligible to receive an annual bonus between fifty percent (50%) and one hundred percent (100%) of such annual base salary based on achievement of goals and objectives established by us. In addition, pursuant to the Employment Agreement, we granted Mr. McCarthy an option to purchase 200,000 shares of our Common Stock a price per share of $0.99 (the “Stock Option”) and 50,000 shares of restricted common stock (the “Restricted Stock”), each in accordance with our 2005 Stock Incentive Plan. 1/3 of the shares subject to the Stock Option will vest on February 1, 2008 and 1/36 of the shares subject to the Stock Option will vest each month thereafter for the next 24 months, subject to earlier termination following the cessation of Mr. McCarthy’s service with us or termination for Cause (as defined in the Plan). In addition, the vesting of the Stock Option will accelerate upon the occurrence of a Change in Control or Corporate Transaction (as those terms are defined in the Plan). 1/2 of the Restricted Shares will vest on February 1, 2008 and the remaining 1/2 will vest on February 1, 2009. The Employment Agreement is for a two year period of time and is terminable by either party without any advance notice.

On February 19, 2007, we entered into an Executive Employment Agreement with Robert H. Turner pursuant to which Mr. Turner is our Chief Executive Officer. Under the Employment Agreement, we pay Mr. Turner an annual base salary of $285,000 and he is eligible to receive an annual bonus between zero percent (0%) and fifty percent (50%) of such annual base salary based on achievement of goals and objectives to be established by us. In addition, pursuant to the Employment Agreement and contingent upon the filing of a Registration Statement on Form S-8 and compliance with any applicable state securities requirements, we will grant to Mr. Turner 1,600,000 shares of restricted common stock, in accordance with our 2005 Stock Incentive Plan (the “Plan”). One-third of the Restricted Shares will vest on each of the first, second and third anniversary of the date of grant. The Employment Agreement is for a period of three years and is terminable by either party without any advance notice. If Mr. Turner is terminated without Cause (as that term is defined in the Employment Agreement), he will be entitled to the payment of 6 months of his base salary and any earned Annual Bonus as of the termination date.

Compensation Committee Interlocks and Insider Participation

There were no interlocking relationships between us and other entities that might affect the determination of the compensation of our directors and executive officers.

Certain Relationships and Related Transactions

Since January 1, 2006, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we were or are a party in which the amount involved exceeds $120,000 and in which any director, executive officer or beneficial holder of more than 5% of any class of our voting securities or members of such person’s immediate family had or will have a direct or indirect material interest other than the transactions described below.

Consulting Agreements

Catcher entered into a Consulting Agreement with Hayden Communications, Inc. dated as of May 1, 2005 for a period of twelve (12) months at a fee of $5,000 per month plus reimbursement of certain expenses. Immediately following the Acquisition, a fee totaling $160,000 was paid to Hayden Communications, Inc. in respect to the services provided prior to May 2005, including capital markets consulting, strategy formulation and marketing material creation and production. Hayden is one of our stockholders. The agreement terminated on April 30, 2006.

Catcher entered into a Services Agreement with BlackFord Partners, Inc., dated as of May 6, 2005, whereby BlackFord Partners, Inc. agreed to provide financial and accounting advisory services to Catcher and us at a rate of $75 to $125 per hour depending on the type of services rendered. Pursuant to an Amendment to the Services Agreement, dated as of June 24, 2005, a warrant to purchase 20,000 shares of our common stock at an exercise price of $3.74 was issued to Stan Blackburn and a warrant to purchase 65,000 shares of our common stock at an exercise price of $3.74 was issued to Jeff Gilford. Jeff Gilford, our former Chief Financial Officer is a principal of Blackford Partners, Inc. The Services Agreement, as amended, terminated on June 15, 2006.

Employment Agreements

See Employment Agreements under Executive Compensation above

Convertible Notes

In April 2007, we entered into a Note and Restricted Stock Purchase Agreement with Sandor Capital, LP (John Lemak has voting and dispositive power over Sandor Capital LP) and Lacuna Hedge Fund, LLLP (Rawleigh Ralls has voting and dispositive power over Lacuna Hedge Fund LLLP) and closed on a private placement of Secured Convertible Promissory Notes (the “Original Notes”) with principal amounts of $200,000 and $250,000, respectively, and issued shares of our restricted Common Stock in the amounts of 70,000 and 87,500, respectively. On June 20, 2007, 1.3 times the principal plus the accrued but unpaid interest (the “Converted Principal”) of the Old Notes was converted pursuant to the First Amendment to Note and Restricted Stock Purchase Agreement (the “Purchase Agreement”). Subject to the conversion provisions set forth in the Notes and our prepayment rights, the unpaid portion of the Converted Principal together with all accrued but unpaid interest on each Note is due and payable in full 180 days following the issuance date of each such Note (each, a “Maturity Date”), provided, however, that the holder may extend the applicable Maturity Date by sixty (60) additional days and increase the applicable Converted Principal by 7.692% per extension, upon notice to us in accordance with the terms of the Notes. Interest accrues on the unpaid applicable Converted Principal balance at a rate of ten percent (10%) per annum, simple interest, and is payable in full along with the applicable Converted Principal balance on the applicable Maturity Date.

We have the right to prepay any and all amounts owed under any or all of the Notes in whole or in part at any time, subject to the holder’s right to convert, as discussed below, provided that, with respect to each such Note and the portion of Converted Principal due thereunder, (i) any such prepayment must be accompanied by the accrued and unpaid interest on the applicable Converted Principal being prepaid through the date of prepayment; (ii) if such prepayment occurs before the date that is sixty (60) days after the date of issuance, the Converted Principal amount due under the Note will be equal to 76.923% of the applicable Converted Principal; (iii) if such prepayment occurs on or after the date that is sixty (60) days after the date of issuance but less than one hundred twenty (120) days after the date of issuance, the Converted Principal amount due under the Note will be equal to 84.615% of the applicable Converted Principal; and (iv) if such prepayment occurs on or after the date that is one hundred twenty (120) days after the date of issuance but less than one hundred eighty (180) days after the date of issuance, the Converted Principal amount due under the Note will be equal to 92.308% of the applicable Converted Principal.

In the event that we, at any time after the date of issuance of the Notes and prior to the payment in full of the Notes, issue and sell Next Securities (as that term is defined in the Notes) in a Next Financing (as that term is defined in the Notes), then the outstanding Converted Principal amount of the Notes and all accrued but unpaid interest thereon will, at the option of each holder, be convertible, at the closing and on the same terms and conditions of the Next Financing, into Next Securities at a conversion price equal to the lower of (i) the Next Security Conversion Price (as that term is defined in the Notes) and (ii) $0.65 per share. If the holder elects not to convert any Note into Next Securities in connection with a Next Financing then we will repay the Note in full within five (5) Business Days of the closing of such Next Financing.

Any time prior to the closing of a Next Financing or our election to prepay a Note, the holders may elect to convert the outstanding Converted Principal (as adjusted pursuant to any extension of the Maturity Date) and accrued but unpaid interest due under their Note into shares of our Common Stock at a conversion price per share equal to the lower of (i) the average closing price as quoted on the OTC Bulletin Board for the five (5) trading day period immediately prior to the date of such notice and (ii) $0.65 per share.

Director Independence

Two members of the Board of Directors are independent directors within the meaning of our director independence standards and the director independence standards of The Nasdaq Stock Market, Inc. (“Nasdaq”). The Board of Directors has determined that each member of each of the committees of the Board of Directors is independent within the meaning of our and Nasdaq’s director independence standards.

PROPOSAL 2

AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO INCREASE OUR AUTHORIZED SHARES OF COMMON STOCK FROM 50,000,000 TO 75,000,000 AND THE AGGREGATE NUMBER OF SHARES OF CAPITAL STOCK FROM 51,000,000 TO 76,000,000

General

The Board of Directors has approved, and is recommending to the stockholders for approval at the Annual Meeting, an amendment to our Certificate of Incorporation to increase the number of shares of common stock we are authorized to issue from 50,000,000 to 75,000,000 and the aggregate number of shares of capital stock from 51,000,000 to 76,000,000. The Board of Directors determined that this amendment is advisable and should be considered at the Annual Meeting. We are currently authorized to issue 1,000,000 shares of preferred stock, and the proposed amendment will not affect this authorization.

The text of the proposed amendment to our Certificate of Incorporation to increase the authorized number of shares of common stock as described in this proposal is set forth in Appendix A attached to this Proxy Statement and is incorporated by reference herein.

If the amendment to the Certificate of Incorporation is approved by the stockholders, we will promptly file a Certificate of Amendment with the Delaware Secretary of State reflecting the increase in authorized shares. The amendment will become effective on the date the Certificate of Amendment is accepted for filing by the Delaware Secretary of State.

Purpose and Effects of the Increase in the Authorized Number of Shares of Common Stock

Our current authorized common stock is 50,000,000 shares. As of the Record Date, there were 20,162,777 shares of common stock issued and outstanding, warrants to purchase 5,932,098 shares of common stock, 5,000,000 shares of common stock reserved for issuance under our 2005 Stock Incentive Plan for directors, employees and consultants and 4,176,880 shares of common stock reserved for issuance upon the conversion of the convertible notes. Based on the number of outstanding and reserved shares of common stock described above, we currently have approximately 14,700,000 shares of common stock remaining available for issuance.

The Board believes that the proposed increase to 75,000,000 authorized shares of common stock is desirable so that, as the need may arise, we will have the flexibility to issue shares of common stock without additional expense or delay in connection with possible future stock dividends or stock splits, equity financings, future opportunities for expanding our business through investments or acquisitions, management incentive and employee benefit plans and for other general corporate purposes.

Each additional share of our common stock authorized by the amendment to the Certificate of Incorporation will have the same rights and privileges as each share of common stock currently authorized or outstanding. The holders of common stock have no preemptive rights. Authorized but unissued shares of our common stock may be issued at such times, for such purposes and for such consideration as the Board may determine to be appropriate without further authority from our stockholders, except as otherwise required by applicable law or stock exchange policies.

The adoption of this proposed amendment to our Certificate of Incorporation will result in a greater number of shares of common stock available for issuance. Stockholders could therefore experience a significant reduction in their stockholders’ interest with respect to earnings per share, voting, liquidation value and book and market value per share if the additional authorized shares are issued other than through a proportional issuance such as a stock split or stock dividend.

Although not a factor in the decision by the Board to increase our authorized common stock, one of the effects of such increase may be to enable the Board to render more difficult or to discourage any attempt to obtain control of us by means of a merger, tender offer, proxy contest, or otherwise, and thereby protect the continuity of present management. The Board would have additional shares of common stock available to effect, unless prohibited by applicable law or other arrangements or restrictions, a sale of shares (either in public or private transactions), merger, consolidation or similar transaction in which the number of our outstanding shares would be increased and would thereby dilute the interest of a party attempting to obtain control of us.

Required Vote

The affirmative vote of the holders of a majority of the shares of our common stock present or represented at the Annual Meeting class is required to approve the amendment to our of Incorporation. Abstentions will have the same effect as “no” votes on this proposal, whereas broker “non-votes” will have no effect.

The affirmative vote of a majority of the votes cast at the meeting, at which a quorum is present, either in person or by proxy, is required to approve this Proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO AMEND OUR CERTIFICATE OF INCORPORATION TO INCREASE OUR AUTHORIZED SHARES OF COMMON STOCK FROM 50,000,000 TO 75,000,000 AND THE AGGREGATE NUMBER OF SHARES OF CAPITAL STOCK FROM 51,000,000 TO 76,000,000.

PROPOSAL 3

AMENDMENT AND RESTATEMENT OF THE

CATCHER HOLDINGS, INC. 2005 STOCK INCENTIVE PLAN

General

Our stockholders are being asked to act upon a proposal to approve an amendment and restatement of the Catcher Holdings, Inc. 2005 Stock Incentive Plan (the “2005 Plan”). The Board approved the 2005 Plan in October 2005 and our stockholders approved the 2005 Plan on October 18, 2006. The 2005 Plan is being amended and restated to increase the number of shares available for issuance under the 2005 Plan and to make such other changes to comply with applicable laws.

If the amendment and restatement is approved by the stockholders, a total of 5,000,000 shares of common stock will be reserved for issuance under the 2005 Plan, an increase from the 2,219,000 shares of common stock that was initially reserved for issuance under the 2005 Plan. The number of shares available under the 2005 Plan is subject to adjustment in the event of a stock split, stock dividend, or other similar change in our common stock or capital structure. As of the Record, awards to purchase a total of 1,560,000 shares held by 13 grantees were outstanding as of such date at a weighted average exercise price of $2.92 per share, and 1,387,000 shares remained available for future grant under the 2005 Plan. As of that same date, the number of employees, directors and consultants eligible to receive grants under the 2005 Plan was approximately 17 persons.

Capitalized terms used in this Proposal No. 3 shall have the same meaning as in the 2005 Plan unless otherwise indicated.

A general description of the principal terms of the 2005 Plan is set forth below. This description is qualified in its entirety by the terms of the 2005 Plan, a copy of which is attached to this proxy statement as Appendix B and incorporated herein by reference.

REASON FOR THE AMENDMENT AND RESTATEMENT

The proposed amendment and restatement increases the maximum number of shares available for grant under the 2005 Plan and makes minor changes to comply with changes in applicable laws.

General Description

Purpose. The purpose of the 2005 Plan is to provide our employees, directors and consultants, whose present and potential contributions are important to our success, with an incentive, through ownership of our common stock, to continue in service and to help us compete effectively with other enterprises for the services of qualified individuals.

Shares Reserved for Issuance under the 2005 Plan. If the amendment and restatement is approved by the stockholders, a total of 5,000,000 shares of common stock will be reserved for issuance under the 2005 Plan, subject to adjustment only in the event of a stock split, stock dividend, or other similar change in our common stock or capital structure. The maximum number of shares with respect to which options and stock appreciation rights may be granted to a participant during a calendar year is 1,000,000 shares. In addition, in connection with a participant’s commencement of continuous service, a participant may be granted options and stock appreciation rights for up to an additional 500,000 shares which shall not count against the limit set forth in the previous sentence. For awards of restricted stock and restricted stock units that are intended to be performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), the maximum number of shares subject to such awards that may be granted to a participant during a calendar year is 1,000,000 shares.

Administration. The 2005 Plan is administered, with respect to grants to employees, directors, officers, and consultants, by the plan administrator (the “Administrator”), defined as the Board of Directors or one or more committees designated by the Board. With respect to grants to officers and directors, any committee shall be constituted in such a manner as to satisfy applicable laws, including Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, and Section 162(m) of Code.

Terms and Conditions of Awards. The 2005 Plan provides for the grant of stock options, restricted stock, restricted stock units, stock appreciation rights and dividend equivalent rights (collectively referred to as “awards”). Stock options granted under the 2005 Plan may be either incentive stock options under the provisions of Section 422 of the Code, or nonqualified stock options. Incentive stock options may be granted only to employees. Awards other than incentive stock options may be granted to employees, directors and consultants. Under the 2005 Plan, awards may be granted to such employees, directors or consultants who are residing in non-U.S. jurisdictions as the Administrator may determine from time to time.

Subject to applicable laws, the Administrator has the authority, in its discretion, to select employees, directors and consultants to whom awards may be granted from time to time, to determine whether and to what extent awards are granted, to determine the number of shares of our common stock or the amount of other consideration to be covered by each award (subject to the limitations set forth under the above section of this Proposal No. 3, “Shares Reserved for Issuance under the 2005 Plan”), to approve award agreements for use under the 2005 Plan, to determine the terms and conditions of any award, to construe and interpret the terms of the 2005 Plan and awards granted, to establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable non-U.S. jurisdictions and to take such other action not inconsistent with the terms of the 2005 Plan as the Administrator deems appropriate.

Each award granted under the 2005 Plan shall be designated in an award agreement. In the case of an option, the option shall be designated as either an incentive stock option or a nonqualified stock option. To the extent that the aggregate fair market value of shares of our common stock subject to options designated as incentive stock options which become exercisable for the first time by a participant during any calendar year exceeds $100,000, such excess options shall be treated as nonqualified stock options.

The term of any incentive stock option granted under the 2005 Plan may not be for more than ten years (or five years in the case of an incentive stock option granted to any participant who owns stock representing more than 10% of the combined voting power of the Company or any parent or subsidiary of the Company), excluding any period for which the participant has elected to defer the receipt of the shares or cash issuable pursuant to the award. The term of all other awards granted under the 2005 Plan shall be determined by the Administrator.

The 2005 Plan authorizes the Administrator to grant incentive stock options at an exercise price not less than 100% of the fair market value of the common stock on the date the option is granted (or 110%, in the case of an incentive stock option granted to any employee who owns stock representing more than 10% of the combined voting power of the Company or any parent or subsidiary of the Company). In the case of all other awards granted under the 2005 Plan, the exercise price or base appreciation amount shall be determined by the Administrator. In the case of options or stock appreciation rights intended to qualify as performance-based compensation, the exercise price or base appreciation amount shall not be less than 100% of the fair market value of the common stock on the date of grant. The exercise price is generally payable in cash, check, shares of common stock or with respect to options, payment through a broker-dealer sale and remittance procedure.

Under the 2005 Plan, the Administrator may establish one or more programs under the 2005 Plan to permit selected grantees the opportunity to elect to defer receipt of consideration payable under an award. The Administrator also may establish under the 2005 Plan separate programs for the grant of particular forms of awards to one or more classes of grantees. The awards may be granted subject to vesting schedules and restrictions on transfer and repurchase or forfeiture rights in our favor as specified in the award agreements to be issued under the 2005 Plan.

Termination of Service. An award may not be exercised after the termination date of such award as set forth in the award agreement. In the event a participant in the 2005 Plan terminates continuous service with the Company or any parent or subsidiary of the Company, an award may be exercised only to the extent provided in the award agreement. Where an award agreement permits a participant to exercise an award following termination of service, the award shall terminate to the extent not exercised on the last day of the specified period or the last day of the original term of the award, whichever comes first. Any award designated as an incentive stock option, to the extent not exercised within the time permitted by law for the exercise of incentive stock options following the termination of employment, shall convert automatically to a nonqualified stock option and thereafter shall be exercisable as such to the extent exercisable by its terms for the period specified in the award agreement.

Transferability of Awards. Under the 2005 Plan, incentive stock options may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of the participant only by the participant. Other awards shall be transferable only by will or by the laws of descent or distribution and to the extent provided in the award agreement. The 2005 Plan permits the designation of beneficiaries by holders of awards, including incentive stock options.

Section 162(m) of the Code. The maximum number of shares with respect to which options and stock appreciation rights may be granted to a participant during a calendar year is 1,000,000 shares. In addition, in connection with a participant’s commencement of continuous service, a participant may be granted options and stock appreciation rights for up to an additional 500,000 shares which shall not count against the limit set forth in the previous sentence. The foregoing limitations shall be adjusted proportionately by the Administrator in connection with any change in our capitalization due to a stock split, stock dividend or similar event affecting our common stock and its determination shall be final, binding and conclusive. Under Code Section 162(m), no deduction is allowed in any taxable year for compensation in excess of $1 million paid to a Covered Employee. An exception to this rule applies to compensation that is paid pursuant to a stock incentive plan approved by stockholders and that specifies, among other things, the maximum number of shares with respect to which options and stock appreciation rights may be granted to eligible participants under such plan during a specified period. Compensation paid pursuant to options or stock appreciation rights granted under such a plan and with an exercise price equal to the fair market value of our common stock on the date of grant is deemed to be inherently performance-based, since such awards provide value to participants only if the stock price appreciates. To the extent required by Section 162(m) of the Code or the regulations thereunder, in applying the foregoing limitation, if any option or stock appreciation right is canceled, the cancelled award shall continue to count against the maximum number of shares of common stock with respect to which an award may be granted to a participant.

For awards of restricted stock and restricted stock units that are intended to be performance-based compensation under Section 162(m) of the Code, the maximum number of shares subject to such awards that may be granted to a participant during a calendar year is 1,000,000 shares. In order for restricted stock and restricted stock units to qualify as performance-based compensation, the Administrator must establish a performance goal with respect to such award in writing not later than 90 days after the commencement of the services to which it relates and while the outcome is substantially uncertain. In addition, the performance goal must be stated in terms of an objective formula or standard. The 2005 Plan contains a list of performance criteria that may be considered by the Administrator when granting performance-based awards.

Under the current version of Code Section 162(m), a “Covered Employee” is our chief executive officer and our four other most highly compensated officers. The Internal Revenue Service (“IRS”) is expected to release guidance shortly that may expand the definition of Covered Employee to be consistent with recent changes under the reporting and disclosure rules of the Securities Exchange Act of 1934. The new reporting rules require disclosure for the chief executive officer, the chief financial officer (regardless of compensation) and the next three highest paid officers. Therefore, once the IRS issues the expected guidance, we will apply such guidance to its covered employees for the purposes of Section 162(m).

Change in Capitalization. Subject to any required action by our stockholders, the number of shares of common stock covered by outstanding awards, the number of shares of common stock that have been authorized for issuance under the 2005 Plan, the exercise or purchase price of each outstanding award, the maximum number of shares of common stock that may be granted subject to awards to any participant in a calendar year, and the like, shall be proportionally adjusted by the Administrator in the event of (i) any increase or decrease in the number of issued shares of common stock resulting from a stock split, stock dividend, combination or reclassification or similar event affecting our common stock, (ii) any other increase or decrease in the number of issued shares of common stock effected without receipt of consideration or (iii) any other transaction with respect to common stock including a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete) or any similar transaction; provided, however, that conversion of any convertible securities of we shall not be deemed to have been “effected without receipt of consideration.”

Corporate Transaction/Change in Control. In the event of a corporate transaction or change in control (each as defined in the 2005 Plan), the Administrator shall have the discretion to provide that outstanding awards shall automatically become fully vested and exercisable for all or a portion of the shares at the time represented by the award, immediately prior to the specified effective date of such corporate transaction or change in control. Effective upon the consummation of a corporate transaction, all outstanding awards shall terminate. However, all such awards shall not terminate to the extent the contractual obligations represented by the award are assumed by the successor entity.

Amendment, Suspension or Termination of the 2005 Plan. The Board may at any time amend, suspend or terminate the 2005 Plan. The 2005 Plan will terminate ten years from the date of its approval by our stockholders, unless terminated earlier by the board. To the extent necessary to comply with applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any non-U.S. jurisdiction applicable to awards granted to residents therein, we will obtain stockholder approval of any such amendment to the 2005 Plan in such a manner and to such a degree as required.

Certain Federal Tax Consequences

The following summary of the federal income tax consequences of 2005 Plan transactions is based upon federal income tax laws in effect on the date of this proxy statement. This summary does not purport to be complete, and does not discuss state, local or non-U.S. tax consequences.

Nonqualified Stock Options. The grant of a nonqualified stock option under the 2005 Plan will not result in any federal income tax consequences to the participant or to us. Upon exercise of a nonqualified stock option, the participant is subject to income taxes at the rate applicable to ordinary compensation income on the difference between the option exercise price and the fair market value of the shares on the date of exercise. This income is subject to withholding for federal income and employment tax purposes. We are entitled to an income tax deduction in the amount of the income recognized by the participant, subject to possible limitations imposed by Section 162(m) of the Code and so long as we withhold the appropriate taxes with respect to such income (if required) and the participant’s total compensation is deemed reasonable in amount. Any gain or loss on the participant’s subsequent disposition of the shares of common stock will receive long or short-term capital gain or loss treatment, depending on whether the shares are held for more than one year following exercise. We do not receive a tax deduction for any such gain.

In the event a nonqualified stock option is amended, such option may be considered deferred compensation and subject to the rules of new Section 409A of the Code, which provides rules regarding the timing of payment of deferred compensation. An option subject to Section 409A of the Code which fails to comply with the rules of Section 409A can result in an additional 20% tax obligation, plus penalties and interest, to the recipient of the option.

Incentive Stock Options. The grant of an incentive stock option under the 2005 Plan will not result in any federal income tax consequences to the participant or to us. A participant recognizes no federal taxable income upon exercising an incentive stock option (subject to the alternative minimum tax rules discussed below), and we receive no deduction at the time of exercise. The Internal Revenue Service has issued proposed regulations that would subject participants to withholding at the time participants exercise an incentive stock option for Social Security and Medicare taxes (but not income tax) based upon the excess of the fair market value of the shares on the date of exercise over the exercise price. These proposed regulations, if adopted, would be effective only for the exercise of an incentive stock option that occurs two years after the regulations are issued in final form. In the event of a disposition of stock acquired upon exercise of an incentive stock option, the tax consequences depend upon how long the participant has held the shares of common stock. If the participant does not dispose of the shares within two years after the incentive stock option was granted, nor within one year after the incentive stock option was exercised, the participant will recognize a long-term capital gain (or loss) equal to the difference between the sale price of the shares and the exercise price. We are not entitled to any deduction under these circumstances.

If the participant fails to satisfy either of the foregoing holding periods, he or she must recognize ordinary income in the year of the disposition (referred to as a “disqualifying disposition”). The amount of such ordinary income generally is the lesser of (i) the difference between the amount realized on the disposition and the exercise price or (ii) the difference between the fair market value of the stock on the exercise date and the exercise price. Any gain in excess of the amount taxed as ordinary income will be treated as a long or short-term capital gain, depending on whether the stock was held for more than one year. In the year of the disqualifying disposition, we are entitled to a deduction equal to the amount of ordinary income recognized by the participant, subject to possible limitations imposed by Section 162(m) of the Code and so long as we withhold the appropriate taxes with respect to such income (if required) and the participant’s total compensation is deemed reasonable in amount.

The “spread” under an incentive stock option—i.e., the difference between the fair market value of the shares at exercise and the exercise price—is classified as an item of adjustment in the year of exercise for purposes of the alternative minimum tax. If a participant’s alternative minimum tax liability exceeds such participant’s regular income tax liability, the participant will owe the larger amount of taxes. In order to avoid the application of alternative minimum tax with respect to incentive stock options, the participant must sell the shares within the same calendar year in which the incentive stock options are exercised. However, such a sale of shares within the same year of exercise will constitute a disqualifying disposition, as described above.

In the event an incentive stock option is amended, such option may be considered deferred compensation and subject to the rules of new Section 409A of the Code. An option subject to Section 409A of the Code which fails to comply with the rules of Section 409A can result in an additional 20% tax obligation, plus penalties and interest, to the recipient of the option. In addition, the amendment of an incentive stock option may convert the option from an incentive stock option to a nonqualified stock option.

Restricted Stock. The grant of restricted stock will subject the recipient to ordinary compensation income on the difference between the amount paid for such stock and the fair market value of the shares on the date that the restrictions lapse. This income is subject to withholding for federal income and employment tax purposes. We are entitled to an income tax deduction in the amount of the ordinary income recognized by the recipient, subject to possible limitations imposed by Section 162(m) of the Code and so long as we withhold the appropriate taxes with respect to such income (if required) and the participant’s total compensation is deemed reasonable in amount. Any gain or loss on the recipient’s subsequent disposition of the shares will receive long or short-term capital gain or loss treatment depending on how long the stock has been held since the restrictions lapsed. We do not receive a tax deduction for any such gain.

Recipients of restricted stock may make an election under Section 83(b) of the Code (“Section 83(b) Election”) to recognize as ordinary compensation income in the year that such restricted stock is granted, the amount equal to the spread between the amount paid for such stock and the fair market value on the date of the issuance of the stock. If such an election is made, the recipient recognizes no further amounts of compensation income upon the lapse of any restrictions and any gain or loss on subsequent disposition will be long or short-term capital gain to the recipient. The Section 83(b) Election must be made within thirty days from the time the restricted stock is issued.

Stock Appreciation Rights. Recipients of stock appreciation rights (“SARs”) generally should not recognize income until the SAR is exercised (assuming there is no ceiling on the value of the right). Upon exercise, the participant will normally recognize taxable ordinary income for federal income tax purposes equal to the amount of cash and fair market value of the shares, if any, received upon such exercise. Participants who are employees will be subject to withholding for federal income and employment tax purposes with respect to income recognized upon exercise of an SAR. Participants will recognize gain upon the disposition of any shares received on exercise of an SAR equal to the excess of (i) the amount realized on such disposition over (ii) the ordinary income recognized with respect to such shares under the principles set forth above. That gain will be taxable as long or short-term capital gain depending on whether the shares were held for more than one year.

We will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the participant, subject to possible limitations imposed by Section 162(m) of the Code and so long as we withhold the appropriate taxes with respect to such income (if required) and the participant’s total compensation is deemed reasonable in amount.

A SAR can be considered non-qualified deferred compensation and subject to the rules of new Section 409A of the Code. A SAR that does not meet the requirements of Section 409A can result in an additional 20% tax obligation, plus penalties and interest, to the recipient of a SAR.

Restricted Stock Units. Recipients of restricted stock units generally should not recognize income until such units are converted into cash or shares of stock. Upon conversion, the participant will normally recognize taxable ordinary income for federal income tax purposes equal to the amount of cash and the fair market value of the shares, if any, received upon such conversion. Participants who are employees will be subject to withholding for federal income and employment tax purposes with respect to income recognized upon conversion of the restricted stock units. Participants will recognize gain upon the disposition of any shares received upon conversion of the restricted stock units equal to the excess of (i) the amount realized on such disposition over (ii) the ordinary income recognized with respect to such shares under the principles set forth above. That gain will be taxable as long or short-term capital gain depending on whether the shares were held for more than one year.

We will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the participant, subject to possible limitations imposed by Section 162(m) of the Code and so long as we withhold the appropriate taxes with respect to such income (if required) and the participant’s total compensation is deemed reasonable in amount.

Restricted stock units can be considered non-qualified deferred compensation and subject to the rules of new Section 409A of the Code. Restricted stock units that do not meet the requirements of Section 409A can result in an additional 20% tax obligation, plus penalties and interest, to the recipient of the units.

Dividends and Dividend Equivalents. Recipients of stock-based awards that earn dividends or dividend equivalents will recognize taxable ordinary income on any dividend payments received with respect to unvested and/or unexercised shares subject to such awards, which income is subject to withholding for federal income and employment tax purposes. We are entitled to an income tax deduction in the amount of the income recognized by a participant, subject to possible limitations imposed by Section 162(m) of the Code and so long as we withhold the appropriate taxes with respect to such income (if required) and the individual’s total compensation is deemed reasonable in amount.

Amended Plan Benefits

Except as set forth below, the Administrator will make future awards at its discretion, and we therefore cannot determine the number of options and other awards that may be awarded in the future to eligible participants (including our named executive officers and the specified groups below). On the date of the effectiveness of a registration statement on Form S-8 covering the shares reserved for issuance under the plan, we will make award grants for 1,986,000 shares of common stock to the persons listed on the table below.

Catcher Holdings, Inc. 2005 Stock Incentive Plan
Name and Position	Dollar Value ($)	Number of Shares
Robert H. Turner, Chief Executive Officer, and Director	2,000,000	1,600,000
Ira Tabankin, President, Vice-Chairman, Secretary, and Chief Technical Officer and Director	—	—
Denis McCarthy, Chief Financial Officer	—	—
Charles Strasburger, Senior Vice President—Global Sales and Marketing, Catcher	262,776	200,000
Gary Rogers, Vice President—Operations and Engineering, Catcher	—	—
Executive Group	2,262,776	1,800,000
Non-Executive Director Group	—	—
Non-Executive Officer Employee Group	167,928	186,000

The affirmative vote of a majority of the votes cast at the meeting, at which a quorum is present, either in person or by proxy, is required to approve this Proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE CATCHER HOLDINGS, INC. 2005 STOCK INCENTIVE PLAN

PROPOSAL 4

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

Our consolidated financial statements as of December 31, 2004 and for the period from inception (March 31, 2004) through December 31, 2004 were previously audited by Vitale, Caturano and Company, Ltd., Independent Registered Public Accountants. We dismissed Vitale, Caturano and Company, Ltd in December 2005 and engaged Stonefield Josephson, Inc. during that month to audit our consolidated financial statements as of December 31, 2005 and for the year then ended. Our Board of Directors approved the appointment of Stonefield Josephson, Inc. as our independent registered public accounting firm in December 2005.

There were no disagreements during the fiscal years ended December 31, 2003 and 2004, and through December 2, 2005, between Vitale, Caturano and Company, Ltd and us on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures. The audit report of Vitale, Caturano and Company, Ltd did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles. During the two most recent fiscal years and through December 2, 2005, we did not consult Stonefield Josephson, Inc. with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-B.

The Audit Committee has selected Stonefield Josephson, Inc. as our independent auditors for the fiscal year ending December 31, 2006 and has further directed that the selection of the independent auditors be submitted for ratification by the stockholders at the Annual Meeting. Representatives of Stonefield Josephson, Inc. are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Stockholder ratification of the selection of Stonefield Josephson, Inc. as our independent auditors is not required by our Bylaws or otherwise. However, the Board of Directors is submitting the selection of Stonefield Josephson, Inc. to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of us and our stockholders.

As part of its duties, the Audit Committee considers whether the provision of services, other than audit services, during the fiscal year ended December 31, 2006 by Stonefield Josephson, Inc., our independent auditor for that period, is compatible with maintaining the auditor’s independence. The following table sets forth the aggregate fees billed to us for the fiscal years ended 2006 and 2006 by Stonefield Josephson, Inc.:

	2006	2005
Audit Fees(1)	$151,407	$80,000
Audit-Related Fees(2)	118,615	—
Tax Fees	17,802	—
All Other Fees	—	—

Our audit committee’s policy is to pre-approve all audit and permissible non-audit services provided by our independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services. The independent auditor and management are required to periodically report to the audit committee regarding the extent of services provided by the independent auditor in accordance with this pre-approval.

The affirmative vote of a majority of the votes cast at the meeting, at which a quorum is present, either in person or by proxy, is required to approve this Proposal.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE SELECTION OF STONEFIELD JOSEPHSON, INC. AS OUR INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING DECEMBER 31, 2007.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers, directors and persons who beneficially own more than 10% of our common stock to file initial reports of ownership and reports of changes in ownership with the SEC. Such persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms filed by such person.

Based solely on our review of such forms furnished to us and written representations from such reporting persons, we believe that all filing requirements applicable to our executive officers, directors and more than 10% stockholders were met in a timely manner; except that Debra Hoopes failed to file a Form 3 within 10 days of being appointed Chief Financial Officer in September 2006.

STOCKHOLDER PROPOSALS

Proposals of stockholders intended to be presented at our Annual Meeting of Stockholders to be held in 2008 must be received by us no later than March 22, 2008, which is 120 days prior to the first anniversary of the mailing date of the proxy, in order to be included in our proxy statement and form of proxy relating to that meeting. These proposals must comply with the requirements as to form and substance established by the SEC for such proposals in order to be included in the proxy statement. Under our Bylaws, a stockholder who wishes to make a proposal at the 2008 Annual Meeting without including the proposal in our proxy statement and form of proxy relating to that meeting must notify us no later than March 22, 2008 unless the date of the 2008 annual meeting of stockholders is more than 30 days before or after the one-year anniversary of the 2007 Annual Meeting. If the stockholder fails to give notice by this date, then the persons named as proxies in the proxies solicited by the Board of Directors for the 2008 Annual Meeting may exercise discretionary voting power regarding any such proposal.

ANNUAL REPORT

Our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006 will be mailed to stockholders of record as of July 9, 2007. Our Annual Report does not constitute, and should not be considered, a part of this Proxy.

A copy of our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006 will be furnished without charge upon receipt of a written request of any person who was a beneficial owner of our common stock on July 9, 2006. Requests should be directed to Catcher Holdings, Inc., 44084 Riverside Parkway, Suite 320 Leesburg, Virginia 20176; Attention: Investor Relations.

OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

All stockholders are urged to complete, sign, date and return the accompanying Proxy Card in the enclosed envelope.

By Order of the Board of Directors

Robert H. Turner Chief Executive Officer

July 20, 2007

Annex A

FORM OF

CERTIFICATE OF AMENDMENT TO

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

CATCHER HOLDINGS, INC.

Catcher Holdings, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify:

FIRST: The name under which the Corporation was originally incorporated was U.S. Telesis Holdings, Inc.

SECOND: The date on which the Certificate of Incorporation of the Corporation was originally filed with the Secretary of State of the State of Delaware is August 26, 1997.

THIRD: The Board of Directors of the Corporation, acting in accordance with the provisions of Section 141 and 142 of the General Corporation Law of the State of Delaware adopted resolutions to amend the first sentence of the FOURTH paragraph of ARTICLE 3 of the Amended and Restated Certificate of Incorporation of the Corporation to read in its entirety as follows:

“The total number of shares of all classes of stock which the corporation shall have authority to issue is Seventy Six Million (76,000,000) shares of which Seventy Five Million (75,000,000) shares shall be common stock, par value $.001 per share (the “COMMON STOCK”), and One Million (1,000,000) shares shall be preferred stock, par value $.001 per share (the “PREFERRED STOCK”).

FOURTH: This Certificate of Amendment to Amended and Restated Certificate of Incorporation was submitted to the stockholders of the Corporation and was duly approved by the required vote of the stockholders of the Corporation in accordance with Sections 222 and 242 of the Delaware General Corporation Law.

IN WITNESS WHEREOF, Catcher Holdings, Inc. has caused this Certificate of Amendment to be signed by its Chief Executive Officer as of [            ].

July 20, 2007

By:
Robert H. Turner Chief Executive Officer

A-1

Annex B

CATCHER HOLDINGS, INC.

2005 STOCK INCENTIVE PLAN

(As Amended and Restated February 19, 2007)

1. Purposes of the Plan. The purposes of this Plan are to attract and retain the best available personnel, to provide additional incentives to Employees, Directors and Consultants and to promote the success of the Company’s business.

2. Definitions. The following definitions shall apply as used herein and in the individual Award Agreements except as defined otherwise in an individual Award Agreement. In the event a term is separately defined in an individual Award Agreement, such definition shall supercede the definition contained in this Section 2.

(a) “Administrator” means the Board or any of the Committees appointed to administer the Plan.

(b) “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act.

(c) “Applicable Laws” means the legal requirements relating to the Plan and the Awards under applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any non-U.S. jurisdiction applicable to Awards granted to residents therein.

(d) “Assumed” means that pursuant to a Corporate Transaction either (i) the Award is expressly affirmed by the Company or (ii) the contractual obligations represented by the Award are expressly assumed (and not simply by operation of law) by the successor entity or its Parent in connection with the Corporate Transaction with appropriate adjustments to the number and type of securities of the successor entity or its Parent subject to the Award and the exercise or purchase price thereof which at least preserves the compensation element of the Award existing at the time of the Corporate Transaction as determined in accordance with the instruments evidencing the agreement to assume the Award.

(e) “Award” means the grant of an Option, SAR, Dividend Equivalent Right, Restricted Stock, Restricted Stock Unit or other right or benefit under the Plan.

(f) “Award Agreement” means the written agreement evidencing the grant of an Award executed by the Company and the Grantee, including any amendments thereto.

(g) “Board” means the Board of Directors of the Company.

(h) “Cause” means, with respect to the termination by the Company or a Related Entity of the Grantee’s Continuous Service, that such termination is for “Cause” as such term (or word of like import) is expressly defined in a then-effective written agreement between the Grantee and the Company or such Related Entity, or in the absence of such then-effective written agreement and definition, is based on, in the determination of the Administrator, the Grantee’s: (i) performance of any act or failure to perform any act in bad faith and to the detriment of the Company or a Related Entity; (ii) dishonesty, intentional misconduct or material breach of any agreement with the Company or a Related Entity; or (iii) commission of a crime involving dishonesty, breach of trust, or physical or emotional harm to any person; provided, however, that with regard to any agreement that defines “Cause” on the occurrence of or in connection with a Corporate Transaction or a Change in Control, such definition of “Cause” shall not apply until a Corporate Transaction or a Change in Control actually occurs.

(i) “Change in Control” means a change in ownership or control of the Company effected through either of the following transactions:

(i) the direct or indirect acquisition by any person or related group of persons (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan or by a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to the Company’s stockholders which a majority of the Continuing Directors who are not Affiliates or Associates of the offeror do not recommend such stockholders accept, or

(ii) a change in the composition of the Board over a period of twelve (12) months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who are Continuing Directors.

(j) “Code” means the Internal Revenue Code of 1986, as amended.

(k) “Committee” means any committee composed of members of the Board appointed by the Board to administer the Plan.

(l) “Common Stock” means the common stock of the Company.

(m) “Company” means Catcher Holdings, Inc., a Delaware corporation, or any successor entity that adopts the Plan in connection with a Corporate Transaction.

(n) “Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a Director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

(o) “Continuing Directors” means members of the Board who either (i) have been Board members continuously for a period of at least twelve (12) months or (ii) have been Board members for less than twelve (12) months and were elected or nominated for election as Board members by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

(p) “Continuous Service” means that the provision of services to the Company or a Related Entity in any capacity of Employee, Director or Consultant is not interrupted or terminated. In jurisdictions requiring notice in advance of an effective termination as an Employee, Director or Consultant, Continuous Service shall be deemed terminated upon the actual cessation of providing services to the Company or a Related Entity notwithstanding any required notice period that must be fulfilled before a termination as an Employee, Director or Consultant can be effective under Applicable Laws. A Grantee’s Continuous Service shall be deemed to have terminated either upon an actual termination of Continuous Service or upon the entity for which the Grantee provides services ceasing to be a Related Entity. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entity, or any successor, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave. For purposes of each Incentive Stock Option granted under the Plan, if such leave exceeds three (3) months, and reemployment upon expiration of such leave is not guaranteed by statute or contract, then the Incentive Stock Option shall be treated as a Non-Qualified Stock Option on the day three (3) months and one (1) day following the expiration of such three (3) month period.

(q) “Corporate Transaction” means any of the following transactions, provided, however, that the Administrator shall determine under parts (iv) and (v) whether multiple transactions are related, and its determination shall be final, binding and conclusive:

(i) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

(ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company;

(iii) the complete liquidation or dissolution of the Company;

(iv) any reverse merger or series of related transactions culminating in a reverse merger (including, but not limited to, a tender offer followed by a reverse merger) in which the Company is the surviving entity but (A) the shares of Common Stock outstanding immediately prior to such merger are converted or exchanged by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (B) in which securities possessing more than forty percent (40%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger or the initial transaction culminating in such merger, but excluding any such transaction or series of related transactions that the Administrator determines shall not be a Corporate Transaction; or

(v) acquisition in a single or series of related transactions by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities but excluding any such transaction or series of related transactions that the Administrator determines shall not be a Corporate Transaction.

(r) “Covered Employee” means an Employee who is a “covered employee” under Section 162(m)(3) of the Code.

(s) “Director” means a member of the Board or the board of directors of any Related Entity.

(t) “Disability” means as defined under the long-term disability policy of the Company or the Related Entity to which the Grantee provides services regardless of whether the Grantee is covered by such policy. If the Company or the Related Entity to which the Grantee provides service does not have a long-term disability plan in place, “Disability” means that a Grantee is unable to carry out the responsibilities and functions of the position held by the Grantee by reason of any medically determinable physical or mental impairment for a period of not less than ninety (90) consecutive days. A Grantee will not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Administrator in its discretion.

(u) “Dividend Equivalent Right” means a right entitling the Grantee to compensation measured by dividends paid with respect to Common Stock.

(v) “Employee” means any person, including an Officer or Director, who is in the employ of the Company or any Related Entity, subject to the control and direction of the Company or any Related Entity as to both the work to be performed and the manner and method of performance. The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.

(w) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(x) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i) If the Common Stock is listed on one or more established stock exchanges or national market systems, including without limitation The NASDAQ Global Select Market, The NASDAQ Global Market or The NASDAQ Capital Market of The NASDAQ Stock Market LLC, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on the principal exchange or system on which the Common Stock is listed (as determined by the Administrator) on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last trading date such closing sales price or closing bid was reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii) If the Common Stock is regularly quoted on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, its Fair Market Value shall be the closing sales price for such stock as quoted on such system or by such securities dealer on the date of determination, but if selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii) In the absence of an established market for the Common Stock of the type described in (i) and (ii), above, the Fair Market Value thereof shall be determined by the Administrator in good faith.

(y) “Grantee” means an Employee, Director or Consultant who receives an Award under the Plan.

(z) “Immediate Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Grantee’s household (other than a tenant or employee), a trust in which these persons (or the Grantee) have more than fifty percent (50%) of the beneficial interest, a foundation in which these persons (or the Grantee) control the management of assets, and any other entity in which these persons (or the Grantee) own more than fifty percent (50%) of the voting interests.

(aa) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code

(bb) “Non-Qualified Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(cc) “Officer” means a person who is an officer of the Company or a Related Entity within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(dd) “Option” means an option to purchase Shares pursuant to an Award Agreement granted under the Plan.

(ee) “Parent” means a “parent corporation”, whether now or hereafter existing, as defined in Section 424(e) of the Code.

(ff) “Performance-Based Compensation” means compensation qualifying as “performance-based compensation” under Section 162(m) of the Code.

(gg) “Plan” means this 2005 Stock Incentive Plan.

(hh) “Post-Termination Exercise Period” means the period specified in the Award Agreement of not less than thirty (30) days commencing on the date of termination (other than termination by the Company or any Related Entity for Cause) of the Grantee’s Continuous Service, or such longer period as may be applicable upon death or Disability.

(ii) “Related Entity” means any Parent or Subsidiary of the Company and any business, corporation, partnership, limited liability company or other entity in which the Company or a Parent or a Subsidiary of the Company holds a substantial ownership interest, directly or indirectly.

(jj) “Replaced” means that pursuant to a Corporate Transaction the Award is replaced with a comparable stock award or a cash incentive program of the Company, the successor entity (if applicable) or Parent of either of them which preserves the compensation element of such Award existing at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same (or a more favorable) vesting schedule applicable to such Award. The determination of Award comparability shall be made by the Administrator and its determination shall be final, binding and conclusive.

(kk) “Restricted Stock” means Shares issued under the Plan to the Grantee for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions as established by the Administrator.

(ll) “Restricted Stock Units” means an Award which may be earned in whole or in part upon the passage of time or the attainment of performance criteria established by the Administrator and which may be settled for cash, Shares or other securities or a combination of cash, Shares or other securities as established by the Administrator.

(mm) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor thereto.

(nn) “SAR” means a stock appreciation right entitling the Grantee to Shares or cash compensation, as established by the Administrator, measured by appreciation in the value of Common Stock.

(oo) “Share” means a share of the Common Stock.

(pp) “Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.

3. Stock Subject to the Plan.

(a) Subject to the provisions of Section 10, below, the maximum aggregate number of Shares which may be issued pursuant to all Awards (including Incentive Stock Options) is 5,000,000 Shares. In addition, Dividend Equivalent Rights shall be payable solely in cash and therefore the issuance of Dividend Equivalent Rights shall not be deemed to reduce the maximum aggregate number of Shares which may be issued under the Plan. The Shares to be issued pursuant to Awards may be authorized, but unissued, or reacquired Common Stock.

(b) Any Shares covered by an Award (or portion of an Award) which is forfeited, canceled or expires (whether voluntarily or involuntarily) shall be deemed not to have been issued for purposes of determining the maximum aggregate number of Shares which may be issued under the Plan. Shares that actually have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future issuance under the Plan, except that if unvested Shares are forfeited, or repurchased by the Company at the lower of their original purchase price or their Fair Market Value at the time of repurchase, such Shares shall become available for future grant under the Plan. To the extent not prohibited by the listing requirements of The NASDAQ Stock Market LLC (or other established stock exchange or national market system on which the Common Stock is traded) and Applicable Law, any Shares covered by an Award which are surrendered (i) in payment of the Award exercise or purchase price or (ii) in satisfaction of tax withholding obligations incident to the exercise of an Award shall be deemed not to have been issued for purposes of determining the maximum number of Shares which may be issued pursuant to all Awards under the Plan, unless otherwise determined by the Administrator.

4. Administration of the Plan.

(a) Plan Administrator.

(i) Administration with Respect to Directors and Officers. With respect to grants of Awards to Directors or Employees who are also Officers or Directors of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws and to permit such grants and related transactions under the Plan to be exempt from Section 16(b) of the Exchange Act in accordance with Rule 16b-3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.

(ii) Administration With Respect to Consultants and Other Employees. With respect to grants of Awards to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. The Board may authorize one or more Officers to grant such Awards and may limit such authority as the Board determines from time to time.

(iii) Administration With Respect to Covered Employees. Notwithstanding the foregoing, grants of Awards to any Covered Employee intended to qualify as Performance-Based Compensation shall be made only by a Committee (or subcommittee of a Committee) which is comprised solely of two or more Directors eligible to serve on a committee making Awards qualifying as Performance-Based Compensation. In the case of such Awards granted to Covered Employees, references to the “Administrator” or to a “Committee” shall be deemed to be references to such Committee or subcommittee.

(iv) Administration Errors. In the event an Award is granted in a manner inconsistent with the provisions of this subsection (a), such Award shall be presumptively valid as of its grant date to the extent permitted by the Applicable Laws.

(b) Powers of the Administrator. Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board, the Administrator shall have the authority, in its discretion:

(i) to select the Employees, Directors and Consultants to whom Awards may be granted from time to time hereunder;

(ii) to determine whether and to what extent Awards are granted hereunder;

(iii) to determine the number of Shares or the amount of other consideration to be covered by each Award granted hereunder;

(iv) to approve forms of Award Agreements for use under the Plan;

(v) to determine the terms and conditions of any Award granted hereunder;

(vi) to amend the terms of any outstanding Award granted under the Plan, provided that any amendment that would adversely affect the Grantee’s rights under an outstanding Award shall not be made without the Grantee’s written consent, provided, however, that an amendment or modification that may cause an Incentive Stock Option to become a Non-Qualified Stock Option shall not be treated as adversely affecting the rights of the Grantee;

(vii) to construe and interpret the terms of the Plan and Awards, including without limitation, any notice of award or Award Agreement, granted pursuant to the Plan;

(viii) to grant Awards to Employees, Directors and Consultants employed outside the United States on such terms and conditions different from those specified in the Plan as may, in the judgment of the Administrator, be necessary or desirable to further the purpose of the Plan; and

(ix) to take such other action, not inconsistent with the terms of the Plan, as the Administrator deems appropriate.

The express grant in the Plan of any specific power to the Administrator shall not be construed as limiting any power or authority of the Administrator; provided that the Administrator may not exercise any right or power reserved to the Board. Any decision made, or action taken, by the Administrator or in connection with the administration of this Plan shall be final, conclusive and binding on all persons having an interest in the Plan.

(c) Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or as Officers or Employees of the Company or a Related Entity, members of the Board and any Officers or Employees of the Company or a Related Entity to whom authority to act for the Board, the Administrator or the Company is delegated shall be defended and indemnified by the Company to the extent permitted by law on an after-tax basis against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any claim, investigation, action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any Award granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by the

Company) or paid by them in satisfaction of a judgment in any such claim, investigation, action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such claim, investigation, action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct; provided, however, that within thirty (30) days after the institution of such claim, investigation, action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at the Company’s expense to defend the same.

5. Eligibility. Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants. Incentive Stock Options may be granted only to Employees of the Company or a Parent or a Subsidiary of the Company. An Employee, Director or Consultant who has been granted an Award may, if otherwise eligible, be granted additional Awards. Awards may be granted to such Employees, Directors or Consultants who are residing in non-U.S. jurisdictions as the Administrator may determine from time to time.

6. Terms and Conditions of Awards.

(a) Types of Awards. The Administrator is authorized under the Plan to award any type of arrangement to an Employee, Director or Consultant that is not inconsistent with the provisions of the Plan and that by its terms involves or might involve the issuance of (i) Shares, (ii) cash or (iii) an Option, a SAR, or similar right with a fixed or variable price related to the Fair Market Value of the Shares and with an exercise or conversion privilege related to the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions. Such awards include, without limitation, Options, SARs, sales or bonuses of Restricted Stock, Restricted Stock Units or Dividend Equivalent Rights, and an Award may consist of one such security or benefit, or two (2) or more of them in any combination or alternative.

(b) Designation of Award. Each Award shall be designated in the Award Agreement. In the case of an Option, the Option shall be designated as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designation, an Option will qualify as an Incentive Stock Option under the Code only to the extent the $100,000 dollar limitation of Section 422(d) of the Code is not exceeded. The $100,000 limitation of Section 422(d) of the Code is calculated based on the aggregate Fair Market Value of the Shares subject to Options designated as Incentive Stock Options which become exercisable for the first time by a Grantee during any calendar year (under all plans of the Company or any Parent or Subsidiary of the Company). For purposes of this calculation, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the grant date of the relevant Option.

(c) Conditions of Award. Subject to the terms of the Plan, the Administrator shall determine the provisions, terms, and conditions of each Award including, but not limited to, the Award vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, Shares, or other consideration) upon settlement of the Award, payment contingencies, and satisfaction of any performance criteria. The performance criteria established by the Administrator may be based on any one of, or combination of, the following: (i) increase in share price, (ii) earnings per share, (iii) total stockholder return, (iv) operating margin, (v) gross margin, (vi) return on equity, (vii) return on assets, (viii) return on investment, (ix) operating income, (x) net operating income, (xi) pre-tax profit, (xii) cash flow, (xiii) revenue, (xiv) expenses, (xv) earnings before interest, taxes and depreciation, (xvi) economic value added and (xvii) market share. The performance criteria may be applicable to the Company, Related Entities and/or any individual business units of the Company or any Related Entity. Partial achievement of the specified criteria may result in a payment or vesting corresponding to the degree of achievement as specified in the Award Agreement.

(d) Acquisitions and Other Transactions. The Administrator may issue Awards under the Plan in settlement, assumption or substitution for, outstanding awards or obligations to grant future awards in connection with the Company or a Related Entity acquiring another entity, an interest in another entity or an additional interest in a Related Entity whether by merger, stock purchase, asset purchase or other form of transaction.

(e) Deferral of Award Payment. The Administrator may establish one or more programs under the Plan to permit selected Grantees the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Grantee to payment or receipt of Shares or other consideration under an Award. The Administrator may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, Shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Administrator deems advisable for the administration of any such deferral program.

(f) Separate Programs. The Administrator may establish one or more separate programs under the Plan for the purpose of issuing particular forms of Awards to one or more classes of Grantees on such terms and conditions as determined by the Administrator from time to time.

(g) Individual Limitations on Awards.

(i) Individual Limit for Options and SARs. The maximum number of Shares with respect to which Options and SARs may be granted to any Grantee in any calendar year shall be 1,000,000 Shares. In connection with a Grantee’s commencement of Continuous Service, a Grantee may be granted Options and SARs for up to an additional 500,000 Shares which shall not count against the limit set forth in the previous sentence. The foregoing limitations shall be adjusted proportionately in connection with any change in the Company’s capitalization pursuant to Section 10, below. To the extent required by Section 162(m) of the Code or the regulations thereunder, in applying the foregoing limitations with respect to a Grantee, if any Option or SAR is canceled, the canceled Option or SAR shall continue to count against the maximum number of Shares with respect to which Options and SARs may be granted to the Grantee. For this purpose, the repricing of an Option (or in the case of a SAR, the base amount on which the stock appreciation is calculated is reduced to reflect a reduction in the Fair Market Value of the Common Stock) shall be treated as the cancellation of the existing Option or SAR and the grant of a new Option or SAR.

(ii) Individual Limit for Restricted Stock and Restricted Stock Units. For awards of Restricted Stock and Restricted Stock Units that are intended to be Performance-Based Compensation, the maximum number of Shares with respect to which such Awards may be granted to any Grantee in any calendar year shall be 1,000,000 Shares. The foregoing limitation shall be adjusted proportionately in connection with any change in the Company’s capitalization pursuant to Section 10, below.

(iii) Deferral. If the vesting or receipt of Shares under an Award is deferred to a later date, any amount (whether denominated in Shares or cash) paid in addition to the original number of Shares subject to such Award will not be treated as an increase in the number of Shares subject to the Award if the additional amount is based either on a reasonable rate of interest or on one or more predetermined actual investments such that the amount payable by the Company at the later date will be based on the actual rate of return of a specific investment (including any decrease as well as any increase in the value of an investment).

(h) Early Exercise. The Award Agreement may, but need not, include a provision whereby the Grantee may elect at any time while an Employee, Director or Consultant to exercise any part or all of the Award prior to full vesting of the Award. Any unvested Shares received pursuant to such exercise may be subject to a repurchase right in favor of the Company or a Related Entity or to any other restriction the Administrator determines to be appropriate.

(i) Term of Award. The term of each Award shall be the term stated in the Award Agreement, provided, however, that the term of an Award shall be no more than ten (10) years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to a Grantee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Award

Agreement. Notwithstanding the foregoing, the specified term of any Award shall not include any period for which the Grantee has elected to defer the receipt of the Shares or cash issuable pursuant to the Award.

(j) Transferability of Awards. Incentive Stock Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Grantee, only by the Grantee. Other Awards shall be transferable (i) by will and by the laws of descent and distribution and (ii) during the lifetime of the Grantee, to the extent and in the manner authorized by the Administrator by gift or pursuant to a domestic relations order to members of the Grantee’s Immediate Family. Notwithstanding the foregoing, the Grantee may designate one or more beneficiaries of the Grantee’s Award in the event of the Grantee’s death on a beneficiary designation form provided by the Administrator.

(k) Time of Granting Awards. The date of grant of an Award shall for all purposes be the date on which the Administrator makes the determination to grant such Award, or such other later date as is determined by the Administrator.

7. Award Exercise or Purchase Price, Consideration and Taxes.

(a) Exercise or Purchase Price. The exercise or purchase price, if any, for an Award shall be as follows:

(i) In the case of an Incentive Stock Option:

(A) granted to an Employee who, at the time of the grant of such Incentive Stock Option owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the per Share exercise price shall be not less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant; or

(B) granted to any Employee other than an Employee described in the preceding paragraph, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(ii) In the case of a Non-Qualified Stock Option:

(A) granted to a person who, at the time of the grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the per Share exercise price shall be not less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant; or

(B) granted to any person other than a person described in the preceding paragraph, the per Share exercise price shall be not less than one-hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(iii) In the case of SARs, the base appreciation amount shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(iv) In the case of Awards intended to qualify as Performance-Based Compensation, the exercise or purchase price, if any, shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(v) In the case of other Awards, such price as is determined by the Administrator.

(vi) Notwithstanding the foregoing provisions of this Section 7(a), in the case of an Award issued pursuant to Section 6(d), above, the exercise or purchase price for the Award shall be determined in accordance with the provisions of the relevant instrument evidencing the agreement to issue such Award.

(b) Consideration. Subject to Applicable Laws, the consideration to be paid for the Shares to be issued upon exercise or purchase of an Award including the method of payment, shall be determined by the Administrator. In addition to any other types of consideration the Administrator may determine, the

Administrator is authorized to accept as consideration for Shares issued under the Plan the following, provided that the portion of the consideration equal to the par value of the Shares must be paid in cash or other legal consideration permitted by the Delaware General Corporation Law:

(i) cash;

(ii) check;

(iii) surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require which have a Fair Market Value on the date of surrender or attestation equal to the aggregate exercise price of the Shares as to which said Award shall be exercised, provided, however, that Shares acquired under the Plan or any other equity compensation plan or agreement of the Company must have been held by the Grantee for a period of more than six (6) months (and not used for another Award exercise by attestation during such period);

(iv) with respect to Options, payment through a broker-dealer sale and remittance procedure pursuant to which the Grantee (A) shall provide written instructions to a Company designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (B) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction; or

(v) any combination of the foregoing methods of payment.

The Administrator may at any time or from time to time, by adoption of or by amendment to the standard forms of Award Agreement described in Section 4(b)(iv), or by other means, grant Awards which do not permit all of the foregoing forms of consideration to be used in payment for the Shares or which otherwise restrict one or more forms of consideration.

(c) Taxes. No Shares shall be delivered under the Plan to any Grantee or other person until such Grantee or other person has made arrangements acceptable to the Administrator for the satisfaction of any non-U.S., federal, state, or local income and employment tax withholding obligations, including, without limitation, obligations incident to the receipt of Shares. Upon exercise or vesting of an Award the Company shall withhold or collect from Grantee an amount sufficient to satisfy such tax obligations, including, but not limited to, by surrender of the whole number of Shares covered by the Award sufficient to satisfy the minimum applicable tax withholding obligations incident to the exercise or vesting of an Award.

8. Exercise of Award.

(a) Procedure for Exercise; Rights as a Shareholder.

(i) Any Award granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator under the terms of the Plan and specified in the Award Agreement but in the case of an Option, in no case at a rate of less than twenty percent (20%) per year over five (5) years from the date the Option is granted, subject to reasonable conditions such as continued employment. Notwithstanding the foregoing, in the case of an Option granted to an Officer, Director or Consultant, the Award Agreement may provide that the Option may become exercisable, subject to reasonable conditions such as such Officer’s, Director’s or Consultant’s Continuous Service, at any time or during any period established in the Award Agreement.

(ii) An Award shall be deemed to be exercised when notice of such exercise has been given to the Company in accordance with the terms of the Award by the person entitled to exercise the Award and full payment for the Shares with respect to which the Award is exercised has been made, including, to the extent selected, use of the broker-dealer sale and remittance procedure to pay the purchase price as provided in Section 7(b)(iv).

(b) Exercise of Award Following Termination of Continuous Service. In the event of termination of a Grantee’s Continuous Service for any reason other than Disability or death (but not in the event of a

Grantee’s change of status from Employee to Consultant or from Consultant to Employee), such Grantee may, but only during the Post-Termination Exercise Period (but in no event later than the expiration date of the term of such Award as set forth in the Award Agreement), exercise the portion of the Grantee’s Award that was vested at the date of such termination or such other portion of the Grantee’s Award as may be determined by the Administrator. The Grantee’s Award Agreement may provide that upon the termination of the Grantee’s Continuous Service for Cause, the Grantee’s right to exercise the Award shall terminate concurrently with the termination of Grantee’s Continuous Service. In the event of a Grantee’s change of status from Employee to Consultant, an Employee’s Incentive Stock Option shall convert automatically to a Non-Qualified Stock Option on the day three (3) months and one day following such change of status. To the extent that the Grantee’s Award was unvested at the date of termination, or if the Grantee does not exercise the vested portion of the Grantee’s Award within the Post-Termination Exercise Period, the Award shall terminate.

(c) Disability of Grantee. In the event of termination of a Grantee’s Continuous Service as a result of his or her Disability, such Grantee may, but only within twelve (12) months from the date of such termination (or such longer period as specified in the Award Agreement but in no event later than the expiration date of the term of such Award as set forth in the Award Agreement), exercise the portion of the Grantee’s Award that was vested at the date of such termination; provided, however, that if such Disability is not a “disability” as such term is defined in Section 22(e)(3) of the Code, in the case of an Incentive Stock Option such Incentive Stock Option shall automatically convert to a Non-Qualified Stock Option on the day three (3) months and one day following such termination. To the extent that the Grantee’s Award was unvested at the date of termination, or if Grantee does not exercise the vested portion of the Grantee’s Award within the time specified herein, the Award shall terminate.

(d) Death of Grantee. In the event of a termination of the Grantee’s Continuous Service as a result of his or her death, or in the event of the death of the Grantee during the Post-Termination Exercise Period or during the twelve (12) month period following the Grantee’s termination of Continuous Service as a result of his or her Disability, the Grantee’s estate or a person who acquired the right to exercise the Award by bequest or inheritance may exercise the portion of the Grantee’s Award that was vested as of the date of termination, within twelve (12) months from the date of death (or such longer period as specified in the Award Agreement but in no event later than the expiration of the term of such Award as set forth in the Award Agreement). To the extent that, at the time of death, the Grantee’s Award was unvested, or if the Grantee’s estate or a person who acquired the right to exercise the Award by bequest or inheritance does not exercise the vested portion of the Grantee’s Award within the time specified herein, the Award shall terminate.

(e) Extension if Exercise Prevented by Law. Notwithstanding the foregoing, if the exercise of an Award within the applicable time periods set forth in this Section 8 is prevented by the provisions of Section 9 below, the Award shall remain exercisable until one (1) month after the date the Grantee is notified by the Company that the Award is exercisable, but in any event no later than the expiration of the term of such Award as set forth in the Award Agreement.

9. Conditions Upon Issuance of Shares.

(a) Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares pursuant thereto shall comply with all Applicable Laws, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b) As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.

10. Adjustments Upon Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan, the exercise or purchase price of each such outstanding Award, the maximum number of Shares with respect to which Awards may be granted to any Grantee in any calendar year, as well as any other terms that the Administrator determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, or similar transaction affecting the Shares, (ii) any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company, or (iii) any other transaction with respect to Common Stock including a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete) or any similar transaction; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” In connection with the foregoing adjustments, the Administrator may, in its discretion, prohibit the exercise of Awards or other issuance of Shares, cash or other consideration pursuant to Awards during certain periods of time. Except as the Administrator determines, no issuance by the Company of shares of any class, or securities convertible into shares of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to an Award.

11. Corporate Transactions and Changes in Control.

(a) Termination of Award to Extent Not Assumed in Corporate Transaction. Effective upon the consummation of a Corporate Transaction, all outstanding Awards under the Plan shall terminate. However, all such Awards shall not terminate to the extent they are Assumed in connection with the Corporate Transaction.

(b) Acceleration of Award Upon Corporate Transaction or Change in Control.

(i) Corporate Transaction. Except as provided otherwise in an individual Award Agreement, in the event of a Corporate Transaction, for the portion of each Award that is neither Assumed nor Replaced, such portion of the Award shall automatically become fully vested and exercisable and be released from any repurchase or forfeiture rights (other than repurchase rights exercisable at Fair Market Value) for all of the Shares at the time represented by such portion of the Award, immediately prior to the specified effective date of such Corporate Transaction, provided that the Grantee’s Continuous Service has not terminated prior to such date.

(ii) Change in Control. Except as provided otherwise in an individual Award Agreement, in the event of a Change in Control (other than a Change in Control which also is a Corporate Transaction), each Award which is at the time outstanding under the Plan automatically shall become fully vested and exercisable and be released from any repurchase or forfeiture rights (other than repurchase rights exercisable at Fair Market Value), immediately prior to the specified effective date of such Change in Control, for all of the Shares at the time represented by such Award, provided that the Grantee’s Continuous Service has not terminated prior to such date.

(c) Effect of Acceleration on Incentive Stock Options. Any Incentive Stock Option accelerated under this Section 11 in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Stock Option under the Code only to the extent the $100,000 dollar limitation of Section 422(d) of the Code is not exceeded.

12. Effective Date and Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated. Subject to Section 17, below, and Applicable Laws, Awards may be granted under the Plan upon its becoming effective.

13. Amendment, Suspension or Termination of the Plan.

(a) The Board may at any time amend, suspend or terminate the Plan; provided, however, that no such amendment shall be made without the approval of the Company’s stockholders to the extent such approval is required by Applicable Laws.

(b) No Award may be granted during any suspension of the Plan or after termination of the Plan.

(c) No suspension or termination of the Plan (including termination of the Plan under Section 12, above) shall adversely affect any rights under Awards already granted to a Grantee.

14. Reservation of Shares.

(a) The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

(b) The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

15. No Effect on Terms of Employment/Consulting Relationship. The Plan shall not confer upon any Grantee any right with respect to the Grantee’s Continuous Service, nor shall it interfere in any way with his or her right or the right of the Company or any Related Entity to terminate the Grantee’s Continuous Service at any time, with or without Cause, and with or without notice. The ability of the Company or any Related Entity to terminate the employment of a Grantee who is employed at will is in no way affected by its determination that the Grantee’s Continuous Service has been terminated for Cause for the purposes of this Plan.

16. No Effect on Retirement and Other Benefit Plans. Except as specifically provided in a retirement or other benefit plan of the Company or a Related Entity, Awards shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Related Entity, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a “Retirement Plan” or “Welfare Plan” under the Employee Retirement Income Security Act of 1974, as amended.

17. Stockholder Approval. The grant of Awards under the Plan shall be subject to approval of the Plan by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted by the Board. Such stockholder approval shall be obtained in the degree and manner required under Applicable Laws. The Administrator may grant Awards under the Plan subject to approval of the Plan by the stockholders. In the event that stockholder approval of the Plan is not obtained within the twelve (12) month period provided above, all Awards previously granted under the Plan shall be rescinded and be of no force or effect.

18. Information to Grantees. The Company shall provide to each Grantee, during the period for which such Grantee has one or more Awards outstanding, copies of financial statements at least annually. The Company shall not be required to provide such information to persons whose duties in connection with the Company assure them access to equivalent information.

19. Unfunded Obligation. Grantees shall have the status of general unsecured creditors of the Company. Any amounts payable to Grantees pursuant to the Plan shall be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974, as amended. Neither the Company nor any Related Entity shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Grantee account shall not create or constitute a trust or fiduciary relationship between the Administrator, the Company or any Related Entity and a Grantee, or otherwise create any vested or beneficial interest in any Grantee or the Grantee’s creditors in any assets of the Company or a Related Entity. The Grantees shall have no claim against the Company or any Related Entity for any changes in the value of any assets that may be invested or reinvested by the Company with respect to the Plan.

20. Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

21. Plan History. The Plan became effective on October 18, 2006 upon approval by our stockholders. On January 11, 2007, the Board approved an amendment and restatement of the Plan, subject to the approval of the Company’s stockholders, to increase the maximum number of Shares available under the Plan from 2,219,000 Shares to 3,500,000 Shares. On February 19, 2007, the Board approved an amendment and restatement of the Plan, subject to the approval of the Company’s stockholders, to increase the maximum number of Shares available under the Plan from 3,500,000 Shares to 5,000,000 Shares.

PROXY

CATCHER HOLDINGS, INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF THE STOCKHOLDERS TO BE HELD ON AUGUST 22, 2007

Robert H. Turner and Ira Tabankin, and each of them acting without the other, proxies and attorneys-in-fact of the undersigned, with full power of substitution, are hereby authorized to represent and to vote as designated below, all shares of Common Stock of Catcher Holdings, Inc. (the “Company”) held of record by the undersigned on July 9, 2007, at the Annual Meeting of Stockholders to be held at 9:30 a.m., local time, on Wednesday, August 22, 2007 at our offices at 44084 Riverside Parkway, Suite 320 Leesburg, Virginia 20176, or at any adjournment thereof. Any and all proxies heretofore given are hereby revoked.

UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET

FORTH IN THE PROXY STATEMENT.

1.	ELECTION OF DIRECTORS

Nominees: Ira Tabankin, Robert H. Turner, Harry Casari, Rear Admiral (retired) Cathal Flynn, for a one year term.

	☐	For all listed nominees (except for nominee(s) whose name(s) appear(s) below):	☐	Withhold Authority to vote for the listed nominees.

2.	AMENDMENT TO CERTIFICATE OF INCORPORATION

	☐	For	☐	Against	☐	Abstain

3.	AMENDMENT AND RESTATEMENT OF THE COMPANY’S 2005 STOCK INCENTIVE PLAN

	☐	For	☐	Against	☐	Abstain

4.	RATIFICATION OF THE APPOINTMENT OF STONEFIELD JOSEPHSON, INC. AS INDEPENDENT AUDITORS OF THE COMPANY FOR FISCAL YEAR 2007

	☐	For	☐	Against	☐	Abstain

5.	In their discretion, the proxies identified on the front of this card are authorized to vote upon such other business as may properly come before the Annual Meeting of Stockholders.

Both of the foregoing attorneys-in-fact or their substitutes or, if only one shall be present and acting at the annual meeting or any adjournment(s) or postponement(s) thereof, the attorney-in-fact so present, shall have and may exercise all of the powers of said attorney-in-fact hereunder.

Please Mark Here for Address Change or Comments

SEE REVERSE SIDE

Signature Date

Signature Date

NOTE: THIS PROXY SHOULD BE MARKED, DATED AND SIGNED BY THE STOCKHOLDER EXACTLY AS HIS, HER OR ITS NAME APPEARS HEREON. PERSONS SIGNING IN A FIDUCIARY CAPACITY SHOULD SO INDICATE AND IF SHARES ARE HELD BY JOINT TENANTS OR AS COMMUNITY PROPERTY, BOTH SHOULD SIGN.

Please mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.